OPPENHEIMER STRATEGIC INCOME FUND

Annual Report September 30, 1996

[PHOTO]

"We want
our money to
work hard,
but we're
concerned
about risk."

[OPPENHEIMERFUNDS LOGO]

                                      NEWS

                               STANDARDIZED YIELDS

For the 30 Days Ended 9/30/96:(3)

Class A

7.60%

Class B

7.21%

Class C

7.20%

THE FUND'S CLASS A SHARES ARE RANKED ***** AMONG 956 (3-YEAR) AND 508 (5-YEAR) TAXABLE BOND FUNDS AS OF 9/30/96 BY MORNINGSTAR MUTUAL FUNDS.(4)

THIS FUND IS FOR PEOPLE WHO WANT HIGH INCOME FROM AN INVESTMENT THAT'S STRATEGICALLY DESIGNED TO LOWER RISK.

HOW YOUR FUND IS MANAGED

Oppenheimer Strategic Income Fund seeks high current income by strategically allocating its assets among three sectors: U.S. government issues, foreign fixed-income securities and higher-yielding, lower-rated corporate bonds. Strategic investing gives the Fund's managers the flexibility to shift assets among three fixed-income sectors to capitalize on worldwide investment opportunities. At the same time, allocating the Fund's assets among three distinct fixed-income sectors can provide the diversification necessary to lower risk.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/96 for Class A, B and C shares were 13.06%, 12.19% and 11.96%, respectively.(1)

        Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 9/30/96 and since inception on 10/16/89 were 7.69%, 8.82% and 10.19%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 11/30/92 were 7.19% and 8.87%, respectively. For Class C shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 5/26/95 were 10.96% and 11.25%, respectively.(2)

OUTLOOK

"Our outlook is very positive. We will continue to monitor interest rates and worldwide economic growth and adjust the Fund's portfolio as needed in accordance to shifts we see in these areas."


                               David Negri and Art Steinmetz, Portfolio Managers
                                                              September 30, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns show results of hypothetical investments on 9/30/95, 9/30/91 and 10/16/89 (inception of class), after deducting the current maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 9/30/95 and 11/30/92 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns show results of hypothetical investments on 9/30/95 and 5/26/95 (inception of class), after the deduction of the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus.
3. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/96, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.
4. Source: Morningstar Mutual Funds, 9/30/96. Morningstar rankings are based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 1-, 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%),4 stars is "above average" (next 22.5%) and 1 star is the lowest (bottom 10%). The 5-star current ranking is a weighted average of the 3- and 5-year rankings for the class, which were 4 and 5 stars, weighted 40% and 60%, respectively. The 1-year star rankings is 5, but is not included in the overall ranking calculation. There were 956 funds ranked in the 1-year period. Rankings are subject to change. The Fund's Class A, B and C shares have the same portfolio but different expenses.

2  Oppenheimer Strategic Income Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Strategic Income Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Strategic Income Fund

DEAR SHAREHOLDER,

While it's true that earlier this year was difficult for most bond investors, mainly due to rising interest rates and concerns about inflation, we remain confident that the general long-term trend is for moderate economic growth and low inflation, which should help to stabilize and even lower interest rates over time. Though we still anticipate that interest rates will fluctuate over the near term, our outlook for the rest of the year remains positive.

        During the first six months of this year, investors were concerned that economic growth appeared to be accelerating. Unemployment was at a six-year low, industrial production was up, and even retail sales showed unexpected strength. In addition, because the stock market was performing so well, many investors felt more prosperous, and sales of big-ticket items such as homes and cars increased. While much of this data seems to indicate that economic growth is picking up, we believe that in today's world, faster economic growth may not necessarily mean higher inflation. In fact, we believe that inflation is likely to remain under control for the following three reasons: the Federal Reserve's conservative monetary policy over the last few years; the declining federal government deficit; and higher corporate productivity that has caused unit labor costs to grow more slowly than they have in the past.

        With the yield on today's 30-year Treasuries hovering just below 7%, bonds clearly offer a significant value. Typically, the yield on a bond is compared to the current inflation rate, which is now about 3%. This "spread" of approximately four percentage points between bond yields and inflation is considered very generous by historical standards. So, even if interest rates stay where they are, bonds still would offer significant value for today's investors. If, on the other hand, interest rates were to fall, as we expect they will, bond values would appreciate.

        Finally, the recent swings in the stock market have captured the attention of many investors who had their assets invested primarily in stocks and have given new life to the fixed-income market. The more volatile the stock market is, the more attractive bonds appear in the portfolios of many investors, particularly those who are nearing retirement. In addition, because the prices of bonds are lower, we feel they are a good buy. Given the current market circumstances, diversifying into other asset classes, rather than relying solely on equities, may make more sense now than ever before.

        Your portfolio managers discuss the outlook for your Fund in the light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/ JAMES C. SWAIN                        /s/ BRIDGET A. MACASKILL
--------------------------                ---------------------------
James C. Swain                            Bridget A. Macaskill


October 21, 1996

3  Oppenheimer Strategic Income Fund

Q  WHAT INVESTMENTS BENEFITED PERFORMANCE?

Q+A

[PHOTO]

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

The Fund performed very well. This Fund was designed to take advantage of opportunities that are offered in three primary fixed--income sectors--high yield, U.S. government and international bonds--which tend to perform independently of one another, reducing the risk associated with investing in a single sector of the bond market. This is a strategy that has continued to work well for us. As a result, the Fund was in the second quartile of its peer group, ranked 19th out of 49 funds rated by Lipper Analytical Services.(1)

[PHOTO]

WHAT INVESTMENTS OR MARKET CONDITIONS MADE POSITIVE CONTRIBUTIONS TO
PERFORMANCE?

On the whole, the bonds that performed best over the past year were those that were more credit-oriented rather than interest-rate sensitive. For example, our holdings in emerging international markets were the best performers, followed by high yield corporate bonds. While our allocation to emerging market bonds is relatively small--comprising only about 15% of the Fund's total assets--their returns have, at times, exceeded other investments within the portfolio by a ratio of five to one. When you combine this success with that of our high yield corporate bond holdings--approximately 30% of the Fund's portfolio--the two add up to very positive results for the Fund. Of course, investors in high yield bonds are subject to greater risk that the issuer will default on principal or interest payments. And foreign investments entail greater risk and expenses, including adverse currency fluctuations. But over time, we expect that the long-term returns will more than compensate for temporary risks.

[PHOTO]

        Internationally, we've seen good performance out of some of the higher--yielding

1. Source: Lipper Analytical Services, 9/30/96. Oppenheimer Strategic Income Fund is characterized by Lipper as a multi-sector fund. Lipper does not take sales charges into consideration.

4  Oppenheimer Strategic Income Fund

FACING PAGE
Top left: David Negri,
Portfolio Manager, with Mark Frank,
Member of Fixed Income Investments Team

Top right: Art Steinmetz, Portfolio Manager

Bottom: Len Darling, Executive VP,
Director of Fixed Income Investments

THIS PAGE
Top: Ashwin Vasan, Member of
Fixed Income Investments Team

Bottom: Bill Linden, Member of
Fixed Income Investments Team

A  BONDS THAT WERE MORE CREDIT-ORIENTED PERFORMED THE BEST.


debt from select foreign countries, particularly Italy and Australia. Because our investments in these countries have reached what we feel are peak values, we have begun to take profits and have shifted those assets into the Spanish and Canadian markets, respectively.(2)

WERE THERE ANY FACTORS THAT LIMITED PERFORMANCE OVER THE PERIOD?

As the yield on the benchmark 30-year U.S. Treasury bond moved from 6% in January to about 7% in March, the U.S. government portion of the Fund did not perform as well as expected. Interest rate fluctuations in the U.S. Treasury market over the period have caused bonds to become increasingly volatile. In response, we have decreased some of our holdings in U.S. Treasuries and increased our holdings in mortgage-backed securities, which tend to outperform when interest rates are rising.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

As emerging markets enter a more mature phase in their economic cycle characterized by slower growth, we are monitoring the yield potential rather than price appreciation potential of our investments in these markets. This has led us to look more closely at short-term money market instruments in local currencies of foreign countries. While they have no price appreciation potential, they do offer attractive yields. And because they are short-term instruments, we would be able to quickly move out of those investments, if necessary, without experiencing large price movements.

        Additionally, we cut back on some of our holdings in the media and broadcast cable sector--an area where we feel our investments are fully valued--and have shifted those assets into the energy sector. Because the energy sector typically offers lower risk and higher-quality issues, our expansion in this area has helped build more quality into the portfolio.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook is very positive. We will continue to monitor interest rates and worldwide economic growth and adjust the Fund's portfolio as needed in accordance to shifts we see in these areas. We feel our strategy of focusing on yield while seeking lower risk through diversification will allow the Fund to take advantage of the upcoming market environment.

2. The Fund's portfolio is subject to change.

5  Oppenheimer Strategic Income Fund

FINANCIALS

CONTENTS

STATEMENT OF INVESTMENTS                                         7

STATEMENT OF ASSETS AND LIABILITIES                             29

STATEMENT OF OPERATIONS                                         30

STATEMENTS OF CHANGES IN NET ASSETS                             31

FINANCIAL HIGHLIGHTS                                            32

NOTES TO FINANCIAL STATEMENTS                                   34

INDEPENDENT AUDITORS' REPORT                                    41

FEDERAL INCOME TAX INFORMATION                                  42

6  Oppenheimer Strategic Income Fund

STATEMENT OF INVESTMENTS   September 30, 1996


                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
=================================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--30.4%
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--26.7%
---------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--19.9%
        Federal Home Loan Mortgage Corp.:
        Collateralized Mtg. Obligations, gtd. Multiclass Mtg.
        Participation Certificates, Series 1455, Cl. J, 7.50%, 12/15/22                           $  25,027,500     $  24,706,647
        Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
        Participation Certificates, Series 176, Cl. F, 8.95%, 3/15/20                                 4,527,155         4,541,281
        Gtd. Multiclass Mtg. Participation Certificates, 7.50%, 5/1/26                              108,341,745       107,240,994
        Interest-Only Stripped Mtg.-Backed Security, Trust 177, Cl. B,
        5.99%--15.387%, 7/15/26(2)                                                                  237,241,207        87,816,317
        -------------------------------------------------------------------------------------------------------------------------
        Federal National Mortgage Assn.:
        6.50%, 3/1/26- 6/1/26                                                                        50,153,670        47,116,256
        7%, 9/1/25-5/1/26                                                                           166,109,322       160,338,177
        7.50%, 10/15/11-10/15/26(3)                                                                 160,000,000       160,505,150
        7.50%, 6/1/24-8/1/26                                                                        192,242,557       190,271,894
        8%, 10/15/26(3)                                                                              55,300,000        55,783,875
        8.50%, 10/15/26(3)                                                                          175,000,000       179,485,250
        Series 1994-83, Cl. Z, 7.50%, 6/25/24                                                        37,294,545        33,273,448
        Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
        Trust 1992-103, Cl. JB, 10.50%, 11/25/20                                                     38,755,000        43,223,839
        Trust 1990-18, Cl. K, 9.60%, 3/25/20                                                         10,100,000        11,286,750
        Interest-Only Stripped Mtg.-Backed Security:
        Trust 215, Cl. 2, 10.349%--12.685%, 4/1/23(2)                                               108,239,114        36,040,243
        Trust 222, Cl. 2, 7.833%--10.615%, 6/1/23(2)                                                177,965,866        60,536,204
        Trust 240, Cl. 2, 9.122%--13.741%, 9/1/23-9/1/25(2)                                         101,974,354        35,228,954
        Trust 257, Cl. 2, 9.772%, 2/1/24(2)                                                           3,425,062         1,187,533
        Trust 258, Cl. 2, 10.475%, 3/1/24(2)                                                         30,909,785        10,185,740
                                                                                                                    -------------
                                                                                                                    1,248,768,552

---------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--6.8%
        Government National Mortgage Assn.:
        13%, 10/15/15                                                                                38,790,638        46,476,034
        13.50%, 6/15/15                                                                              49,713,061        60,339,228
        7.50%, 10/15/26(3)                                                                          160,000,000       158,000,000
        7.50%, 11/15/25-1/15/26                                                                      33,681,631        33,294,090
        8%, 10/15/26(3)                                                                             100,000,000       100,938,000
        8%, 5/15/26                                                                                  14,807,814        14,962,261
        -------------------------------------------------------------------------------------------------------------------------
        U.S. Department of Veterans Affairs, Interest-Only Gtd. Real Estate Mtg.
        Investment Conduit Pass-Through Certificates, Vendee Mtg. Trust:
        Series 1992-2, Cl. IO, 16.566%, 9/1/22(2)                                                   169,527,909         7,383,735
        Series 1995-2B, Cl. 2-IO, 21.735%, 6/1/25(2)                                                 16,410,847           609,637
        Series 1995-3, Cl. 1-IO, 20.407%, 9/1/25(2)                                                 379,145,331         7,034,923
                                                                                                                    -------------
                                                                                                                      429,037,908

---------------------------------------------------------------------------------------------------------------------------------
PRIVATE--3.7%
---------------------------------------------------------------------------------------------------------------------------------
AGRICULTURAL--0.2%
        Prudential Agricultural Credit, Inc., Farmer Mac Agricultural
        Real Estate Trust Sr. Sub. Mtg. Pass-Through Certificates, Series 1992-2:
        Cl. B2, 9.216%, 1/15/03(4)(5)                                                                 6,076,820         5,420,713
        Cl. B3, 9.475%, 4/15/09(4)(5)                                                                 7,462,190         5,865,982
                                                                                                                    -------------
                                                                                                                       11,286,695

7  Oppenheimer Strategic Income Fund

                                                                                                    FACE             MARKET VALUE
                                                                                                    AMOUNT(1)        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--2.9%
        CBA Mortgage Corp., Mtg. Pass-Through Certificates,
        Series 1993-C1, Cl. F, 7.773%, 12/25/03(4)(5)                                               $14,300,000      $ 11,028,875
        -------------------------------------------------------------------------------------------------------------------------
        Citicorp Mortgage Securities, Inc., Sub. Bonds, Series 1993-5:
        Cl. B3, 7%, 4/25/23(5)                                                                        1,629,234         1,234,145
        Cl. B4, 7%, 4/25/23(5)                                                                        1,439,820           172,778
        -------------------------------------------------------------------------------------------------------------------------
        CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
        Certificates, Cl. 1E-1, 11%, 2/15/02(5)                                                      15,000,000        14,654,685
        -------------------------------------------------------------------------------------------------------------------------
        FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
        Certificates, Series 1994-C1:
        Cl. 2-D, 8.70%, 9/25/25(5)                                                                    2,500,000         2,612,500
        Cl. 2-E, 8.70%, 9/25/25(5)                                                                    2,500,000         2,588,281
        Cl. 2-G, 8.70%, 9/25/25(5)                                                                    4,870,000         4,921,744
        -------------------------------------------------------------------------------------------------------------------------
        Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
        Certificates, Series 1995-C2, Cl. D, 8.221%, 6/15/21(4)                                       3,676,455         3,668,988
        -------------------------------------------------------------------------------------------------------------------------
        Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
        Certificates, Series 1996-C1:
        Cl. E, 7.51%, 2/1/28(4)(5)                                                                    9,365,000         7,316,406
        Cl. F, 7.51%, 2/1/28(4)(5)                                                                   13,360,980         8,567,728
        -------------------------------------------------------------------------------------------------------------------------
        Nomura Asset Securities Corp., Commercial Mtg. Pass-Through
        Certificates, Series 1995-MD4:
        Cl. A-4, 7.384%, 8/13/29                                                                      5,000,000         4,725,000
        Cl. A-5, 7.384%, 8/13/29                                                                     20,000,000        18,134,375
        -------------------------------------------------------------------------------------------------------------------------
        Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
        Series 1992-CHF, Cl. C, 8.25%, 12/25/20                                                       1,630,166         1,648,761
        Series 1992-CHF, Cl. D, 8.25%, 12/25/20                                                       9,768,842         9,816,160
        Series 1993-C1, Cl. B, 8.75%, 5/25/24                                                         8,172,000         8,339,271
        Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                         6,597,507         6,770,692
        Series 1993-C1, Cl. E, 9.50%, 5/25/24                                                         1,233,140         1,232,370
        Series 1993-C2, Cl. E, 8.50%, 3/25/25                                                         1,090,435         1,082,939
        Series 1994-C1, Cl. C, 8%, 6/25/26                                                            8,000,000         8,086,250
        Series 1994-C1, Cl. E, 8%, 6/25/26                                                            6,222,093         5,469,123
        Series 1994-C2, Cl. D, 8%, 4/25/25                                                            1,907,782         1,918,514
        Series 1994-C2, Cl. E, 8%, 4/25/25                                                           18,216,609        17,687,189
        Series 1994-C2, Cl. G, 8%, 4/25/25                                                            3,564,148         3,065,725
        Series 1995-C1, Cl. F, 6.90%, 2/25/27                                                        11,985,745         9,888,240
        -------------------------------------------------------------------------------------------------------------------------
        Salomon Brothers Mortgage Securities VII,
        Series 1996-C1, Cl. E, 9.18%, 1/20/06                                                         4,550,000         3,935,750
        -------------------------------------------------------------------------------------------------------------------------
        Structured Asset Securities Corp., Multiclass Pass-Through Certificates:
        Series 1995-C4, Cl. E, 8.849%, 6/25/26(4)(5)                                                  9,453,000         7,704,195
        Series 1996-CFL, Cl. D, 7.034%, 2/25/28                                                      14,220,000        13,722,300
                                                                                                                     ------------
                                                                                                                      179,992,984

8  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY--0.4%
        ACP Mortgage LP, Cl. E, 7.389%, 2/25/28(4)(6)                                             $   2,610,966     $   2,015,748
        -------------------------------------------------------------------------------------------------------------------------
        Countrywide Funding Corp.:
        Series 1993-11, Cl. B1, 6.25%, 1/25/09                                                        1,314,090         1,195,720
        Series 1993-11, Cl. B3, 6.25%, 2/25/09(6)                                                       770,068           259,537
        Series 1993-12, Cl. B1, 6.625%, 2/25/24                                                       3,500,000         3,122,930
        -------------------------------------------------------------------------------------------------------------------------
        Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
        Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(5)                                       9,700,000         7,338,656
        -------------------------------------------------------------------------------------------------------------------------
        Multifamily Capital Access One, Inc., Series 1, Cl. D, 10.47%,  1/15/24(4)(5)                 3,576,000         3,154,702
        -------------------------------------------------------------------------------------------------------------------------
        Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
        Series 1991--M6, Cl. B4, 7.103%, 6/25/21(4)                                                   8,286,081         8,102,234
        Series 1992--M4, Cl. B, 7.20%, 9/25/21                                                        2,453,632         2,454,016
                                                                                                                    -------------
                                                                                                                       27,643,543

---------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.2%
        Prudential Home Mortgage Securities Corp., Sub. Fixed Rate Mtg.
        Securities, Real Estate Mtg. Investment Conduit Pass-Through
        Certificates, Series 1995--A, Cl. B2, 8.684%, 3/28/25(4)(5)                                   5,376,387         5,379,748
        -------------------------------------------------------------------------------------------------------------------------
        Ryland Mortgage Securities Corp., Sub. Bonds,
        Series 1993--3, Cl. B2, 6.713%, 8/25/08(6)                                                    1,272,025         1,195,008
        -------------------------------------------------------------------------------------------------------------------------
        Salomon Brothers Mortgage Securities VII, Series 1996--B, Cl. 1, 7.136%, 4/25/26             14,952,635         8,747,292
                                                                                                                    -------------
                                                                                                                       15,322,048
                                                                                                                    -------------
        Total Mortgage-Backed Obligations (Cost $1,894,427,044)                                                     1,912,051,730

=================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--8.9%
---------------------------------------------------------------------------------------------------------------------------------
        U.S. Treasury Bonds:
        11.625%, 11/15/02                                                                            11,579,000        14,513,546
        11.875%, 11/15/03(7)(8)                                                                      91,700,000       118,550,850
        13.125%, 5/15/01(8)                                                                          41,500,000        52,432,631
        13.375%, 8/15/01                                                                             62,000,000        79,650,587
        7.875%, 2/15/21                                                                              30,000,000        32,756,250
        8.125%, 8/15/21                                                                              58,000,000        65,050,590
        STRIPS, Zero Coupon, 7.56%, 11/15/18(9)                                                      50,000,000        10,323,494
        STRIPS, Zero Coupon, 6.425%, 8/15/22(9)                                                      50,000,000         8,000,343
        -------------------------------------------------------------------------------------------------------------------------
        U.S. Treasury Nts.:
        6%, 2/15/26(8)                                                                               97,820,000        86,050,972
        6.375%, 5/15/99                                                                               1,000,000         1,003,125
        7.375%, 11/15/97(7)                                                                           8,500,000         8,635,464
        7.50%, 10/31/99                                                                               1,000,000         1,032,812
        8.75%, 10/15/97(7)(8)                                                                        80,300,000        82,658,812
                                                                                                                    -------------
        Total U.S. Government Obligations (Cost $573,079,943)                                                         560,659,476

9  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
=================================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--31.6%
---------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--2.2%
        Argentina (Republic of):
        Bonds, Bonos de Consolidacion de Deudas, Series I, 5.461%, 4/1/01(4)(10)                  $  65,278,388     $  59,523,511
        Past Due Interest Bonds, Series L, 6.625%, 3/31/05(4)                                        47,541,450        39,875,391
        Unsec. Unsub. Bonds, 11.50%, 8/14/01 GBP                                                      2,575,000         4,053,429
        -------------------------------------------------------------------------------------------------------------------------
        Banco de Galicia y Buenos Aires SA Sr. Unsec. Nts., 9.387%, 4/15/99(4)                       11,018,000        11,217,701
        -------------------------------------------------------------------------------------------------------------------------
        Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,
        10.625%, 8/7/06                                                                              15,000,000        15,187,500
        -------------------------------------------------------------------------------------------------------------------------
        Buenos Aires (Province of) Sr. Unsec. Unsub.:
        Medium-Term Nts., 11.50%, 10/19/98                                                              950,000           986,219
        Nts., 11.50%, 10/19/98(6)                                                                     5,000,000         5,209,375
                                                                                                                    -------------
                                                                                                                      136,053,126

---------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--3.7%
        Australia (Commonwealth of) Bonds:
        10%, 2/15/06 AUD                                                                             63,335,000        57,465,886
        9.50%, 8/15/03 AUD                                                                            2,940,000         2,559,806
        -------------------------------------------------------------------------------------------------------------------------
        First Australia National Mortgage Acceptance Corp. Ltd. Bonds,
        Series 17, 15%, 7/15/02 AUD                                                                   1,840,000         1,763,872
        -------------------------------------------------------------------------------------------------------------------------
        Queensland Treasury Corp.:
        Exchangeable Gtd. Nts., 8%, 8/14/01 AUD                                                      80,413,000        65,136,637
        Gtd. Nts., 8%, 5/14/03 AUD                                                                   33,090,000        26,559,490
        Gtd. Nts., 10.50%, 5/15/03 AUD                                                                  220,000           199,179
        -------------------------------------------------------------------------------------------------------------------------
        Treasury Corp. of Victoria Gtd. Bonds, 10.25%, 11/15/06 AUD                                  73,100,000        67,116,069
        -------------------------------------------------------------------------------------------------------------------------
        Western Australia Treasury Corp. Gtd. Bonds, 10%, 7/15/05 AUD                                16,790,000        15,047,323
                                                                                                                    -------------
                                                                                                                      235,848,262

---------------------------------------------------------------------------------------------------------------------------------
BRAZIL--1.4%
        Banco Estado Minas Gerais:
        8.25%, 2/10/00                                                                               11,800,000        11,121,500
        8.25%, 2/10/00(6)                                                                             2,000,000         1,890,000
        -------------------------------------------------------------------------------------------------------------------------
        Brazil (Federal Republic of):
        Capitalization Bonds, 8%, 4/15/14                                                            35,536,209        25,041,922
        Debs., 6%, 9/15/13                                                                           24,250,000        16,853,750
        Nts., Banco Estado Minas Gerais, 7.875%, 2/10/99                                              9,320,000         8,877,300
        -------------------------------------------------------------------------------------------------------------------------
        Comtel Brasileira Ltd. Nts., 10.75%, 9/26/04(6)                                                 500,000           511,875
        -------------------------------------------------------------------------------------------------------------------------
        Petroquimica do Nordeste Sr. Unsec. Unsub. Nts., 9.50%, 10/19/01                             11,950,000        12,024,687
        -------------------------------------------------------------------------------------------------------------------------
        Telecomunicacoes Brasileiras SA:
        Medium-Term Nts., 11.30%, 12/9/99(4)(5)                                                         500,000           514,375
        Medium-Term Nts., 11.30%, 12/9/99(4)                                                            450,000           462,937
        Bonds, 13%, 2/5/99 ITL                                                                   15,600,000,000        10,729,771
                                                                                                                    -------------
                                                                                                                       88,028,117

---------------------------------------------------------------------------------------------------------------------------------
BULGARIA--0.6%
        Bulgaria (Republic of):
        Disc. Bonds, Tranche A, 6.688%, 7/28/24(4)                                                   16,520,000         8,394,225
        Front-Loaded Interest Reduction Bearer Bonds, Tranche A, 2.25%, 7/28/12(11)                  46,100,000        15,169,781
        Front-Loaded Interest Reduction Bearer Bonds, Tranche B, 2.75%, 7/28/12(11)                   8,000,000         2,642,500
        Interest Arrears Bonds, 6.688%, 7/28/11(4)                                                   31,650,000        14,559,000
                                                                                                                    -------------
                                                                                                                       40,765,506

10  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
CANADA--5.0%
        Canada (Government of) Bonds:
        11.75%, 2/1/03 CAD                                                                           29,520,000     $  27,424,846
        8.75%, 12/1/05 CAD                                                                            1,000,000           818,844
        9.75%, 10/1/97 CAD                                                                           34,000,000        26,293,282
        9.75%, 12/1/01 CAD                                                                           36,540,000        30,867,377
        9.75%, 6/1/01 CAD                                                                           185,255,000       155,362,467
        Series A-33, 11.50%, 9/1/00 CAD                                                              21,915,000        19,161,610
        Series A-76, 9%, 6/1/25 CAD                                                                  62,830,000        53,058,484
                                                                                                                    -------------
                                                                                                                      312,986,910

---------------------------------------------------------------------------------------------------------------------------------
COLOMBIA--0.1%
        Financiera Energetica Nacional SA Eurobonds, 9.375%, 6/15/06(6)                               3,650,000         3,667,109
---------------------------------------------------------------------------------------------------------------------------------
DENMARK--1.2%
        Denmark (Kingdom of) Bonds:
        8%, 11/15/01 DKK                                                                            247,150,000        46,184,501
        8%, 3/15/06 DKK                                                                             167,180,000        30,572,668
                                                                                                                    -------------
                                                                                                                       76,757,169

---------------------------------------------------------------------------------------------------------------------------------
GERMANY--3.3%
        Germany (Republic of) Bonds, Series 94, 6.25%, 1/4/24 DEM                                   348,250,000       210,329,287
---------------------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--2.1%
        United Kingdom Treasury:
        Bonds, 10%, 9/8/03 GBP                                                                       31,690,000        56,511,254
        Debs., 8.50%, 12/7/05 GBP                                                                    12,300,000        20,353,549
        Nts., 12.50%, 11/21/05 GBP                                                                   10,000,000        19,957,765
        Nts., 13%, 7/14/00 GBP                                                                        1,775,000         3,326,571
        Nts., 7.75%, 9/8/06 GBP                                                                         150,000           235,243
        Nts., 8%, 6/10/03 GBP                                                                        18,440,000        29,874,131
                                                                                                                    -------------
                                                                                                                      130,258,513

---------------------------------------------------------------------------------------------------------------------------------
INDONESIA--0.1%
        PT Hutama Karya, Zero Coupon Medium-Term Nts.:
        17.668%, 3/19/97(9) IDR                                                                     800,000,000           319,204
        17.331%, 3/26/97(9) IDR                                                                   1,500,000,000           597,029
        16.594%, 4/30/97(9) IDR                                                                  10,000,000,000         3,915,688
        17.514%, 7/16/97(9) IDR                                                                  10,000,000,000         3,783,698
                                                                                                                    -------------
                                                                                                                        8,615,619

---------------------------------------------------------------------------------------------------------------------------------
IRELAND--0.3%
        Ireland (Government of) Bonds, 9.25%, 7/11/03 IEP                                             9,100,000        16,687,006
        -------------------------------------------------------------------------------------------------------------------------
        National Treasury Management Agency (Irish Government) Bonds:
        8%, 10/18/00 IEP                                                                                 75,000           127,381
        8%, 8/18/06 IEP                                                                                  50,000            85,721
                                                                                                                    -------------
                                                                                                                       16,900,108

---------------------------------------------------------------------------------------------------------------------------------
ITALY--0.7%
        Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
        10.50%, 7/15/00 ITL                                                                      42,480,000,000        30,296,006
        9.50%, 5/1/01 ITL                                                                        17,000,000,000        11,832,593
                                                                                                                    -------------
                                                                                                                       42,128,599


11  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
JAPAN--0.6%
        Japan (Government of) Bonds, Series 174, 4.60%, 9/20/04 JPY                               3,536,000,000     $  35,987,030
---------------------------------------------------------------------------------------------------------------------------------
MEXICO--1.4%
        Banco Nacional de Comercio Exterior SNC:
        Debs., 10.758%, 6/23/97(4)                                                                      280,000           289,625
        International Finance BV Gtd. Nts., 8%, 8/5/03                                               23,000,000        20,585,000
        International Finance BV Gtd. Registered Bonds, 11.25%, 5/30/06                               9,700,000        10,172,875
        Nts., 7.25%, 2/2/04                                                                          19,935,000        17,193,937
        -------------------------------------------------------------------------------------------------------------------------
        Mexican Williams Bonds, 6.631%, 11/15/08(4)                                                   1,500,000         1,305,000
        -------------------------------------------------------------------------------------------------------------------------
        United Mexican States:
        Bonds, 10.375%, 1/29/03 DEM                                                                  19,525,000        13,517,913
        Bonds, 16.50%, 9/1/08 GBP                                                                     2,445,000         5,203,392
        Nacional Financiera SNC Nts., 13.60%, 4/2/98 ESP                                          1,773,000,000        14,705,384
        Petroleos Mexicanos Gtd. Unsec. Unsub. Nts., 7.875%, 3/2/99 CAD                               5,600,000         4,103,027
                                                                                                                    -------------
                                                                                                                       87,076,153

---------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--1.5%
        New Zealand Government Bonds, 10%, 7/15/97(12) NZD                                          111,745,000        78,864,219
        -------------------------------------------------------------------------------------------------------------------------
        Transpower Finance Ltd. Gtd. Unsec. Unsub. Bonds:
        8%, 2/15/01(5) NZD                                                                            9,710,000         6,680,775
        8%, 3/15/02 NZD                                                                               9,710,000         6,676,882
                                                                                                                    -------------
                                                                                                                       92,221,876

---------------------------------------------------------------------------------------------------------------------------------
PANAMA--0.2%
        Panama (Republic of):
        Debs., 6.629%, 5/10/02(4)                                                                    10,064,473         9,661,895
        Interest Reduction Bonds, 3.50%, 7/17/14(11)                                                  9,570,000         6,017,137
                                                                                                                    -------------
                                                                                                                       15,679,032

---------------------------------------------------------------------------------------------------------------------------------
POLAND--0.9%
        Poland (Republic of) Treasury Bills, Zero Coupon:
        20.375%, 1/2/97(9) PLZ                                                                       15,500,000         5,264,038
        20.712%, 1/29/97(9) PLZ                                                                       9,960,000         3,339,047
        21.464%, 10/16/96(9) PLZ                                                                      4,000,000         1,413,674
        21.656%, 10/2/96(9) PLZ                                                                      12,800,000         4,550,071
        21.089%, 10/23/96(9) PLZ                                                                     10,000,000         3,521,815
        21.672%, 10/30/96(9) PLZ                                                                      7,500,000         2,631,750
        21.076%, 11/13/96(9) PLZ                                                                     20,000,000         6,967,094
        21.635%, 11/20/96(9) PLZ                                                                      4,350,000         1,509,923
        20.393%, 11/27/96(9) PLZ                                                                     23,850,000         8,248,828
        21.417%, 11/6/96(9) PLZ                                                                       4,200,000         1,468,472
        21.394%, 12/11/96(9) PLZ                                                                      6,700,000         2,300,824
        21.309%, 12/18/96(9) PLZ                                                                     25,220,000         8,629,739
        20.107%, 2/12/97(9) PLZ                                                                      21,920,000         7,293,768
        20.375%, 3/19/97(9) PLZ                                                                       8,680,000         2,839,250
                                                                                                                    -------------
                                                                                                                       59,978,293

12  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
RUSSIA--0.2%
        Russia (Government of) Interest Nts., 6.547%, 12/29/49(3)(4)                             $   17,390,000       $11,189,378
---------------------------------------------------------------------------------------------------------------------------------
SPAIN--1.8%
        Spain (Kingdom of):
        Bonds, Bonos y Obligacion del Estado, 10.15%, 1/31/06 ESP                                 5,900,000,000        52,592,954
        Gtd. Bonds, Bonos y Obligacion del Estado, 10.30%, 6/15/02 ESP                            3,449,800,000        30,251,737
        Gtd. Bonds, Bonos y Obligacion del Estado, 12.25%, 3/25/00 ESP                            3,148,200,000        27,996,800
                                                                                                                    -------------
                                                                                                                      110,841,491

---------------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL--1.2%
        European Bank for Reconstruction & Development Sr. Unsec.
        Medium-Term Nts., 10%, 12/20/96 CZK                                                         326,600,000        12,040,594
        -------------------------------------------------------------------------------------------------------------------------
        International Bank for Reconstruction & Development Bonds,
        12.50%, 7/25/97 NZD                                                                          66,300,000        47,758,019
        -------------------------------------------------------------------------------------------------------------------------
        Nordic Investment Bank Unsec. Unsub. Bonds, 10.80%, 5/24/03 ITL                          21,000,000,000        15,556,321
                                                                                                                    -------------
                                                                                                                       75,354,934

---------------------------------------------------------------------------------------------------------------------------------
SWEDEN--2.1%
        Sweden (Kingdom of) Bonds:
        Series 1030, 13%, 6/15/01 SEK                                                               315,000,000        59,293,559
        Series 1033, 10.25%, 5/5/03 SEK                                                              81,600,000        14,309,874
        Series 1034, 9%, 4/20/09 SEK                                                                200,000,000        33,401,602
        Series 1035, 6%, 2/9/05 SEK                                                                 182,800,000        25,228,424
                                                                                                                    -------------
                                                                                                                      132,233,459

---------------------------------------------------------------------------------------------------------------------------------
VENEZUELA--1.0%
        Venezuela (Republic of):
        Debs., Banco Venezuela TCI, Zero Coupon, 6.13%, 12/13/98(5)(9)                                5,931,033         5,278,620
        Disc. Bonds, Series DL, 6.625%, 12/18/07(4)                                                  36,000,000        29,880,000
        Front-Loaded Interest Reduction Bonds, Series A, 6.375%, 3/31/07(4)                          11,950,000        10,075,344
        New Money Bonds, Series A, 6.75%, 12/18/05(4)                                                 8,000,000         6,670,000
        New Money Bonds, Series B, 6.625%, 12/18/05(4)                                               12,000,000        10,005,000
        New Money Bonds, Series P, 6.625%, 12/18/05(4)                                                3,250,000         2,705,625
                                                                                                                    -------------
                                                                                                                       64,614,589
                                                                                                                    -------------
        Total Foreign Government Obligations (Cost $1,917,913,856)                                                  1,987,514,560
                                                                                                                    -------------

=================================================================================================================================
LOAN PARTICIPATIONS--1.3%
---------------------------------------------------------------------------------------------------------------------------------
        Colombia (Republic of) 1989--1990 Integrated Loan Facility Bonds:
        6.875%, 10/26/03(4)(5)                                                                       17,909,160        16,565,974
        6.563%, 7/1/01(4)(5)                                                                         18,647,855        17,715,462
        -------------------------------------------------------------------------------------------------------------------------
        Eskom Loan Participation Agreements:
        6.875%, 9/15/99(4)(5)                                                                         5,147,370         4,986,515
        7.125%, 4/15/98(4)(5)                                                                         1,383,908         1,366,610
        -------------------------------------------------------------------------------------------------------------------------
        GPA Investment BV, 6.40% Nts., 11/19/98                                                       2,000,000         1,930,000
        -------------------------------------------------------------------------------------------------------------------------
        Hellenic Republic Bonds, 14.80%, 6/30/00(4) GRD                                             217,464,000           898,842
        -------------------------------------------------------------------------------------------------------------------------
        Jamaica (Government of) 1990 Refinancing Agreement Nts.:
        Tranche A, 6.50%, 10/16/00(4)(5)                                                              1,537,616         1,483,800
        Tranche B, 6.312%, 11/15/04(4)(5)                                                               270,000           225,450
        -------------------------------------------------------------------------------------------------------------------------
        Morocco (Kingdom of) Loan Participation Agreement:
        Tranche A, 6.437%, 1/1/09(4)                                                                 12,805,000        10,071,933
        Tranche B, 6.437%, 1/1/04(4)                                                                 29,867,647        26,325,531
        -------------------------------------------------------------------------------------------------------------------------
        United Mexican States, Combined Facility 3,
        Loan Participation Agreement, Tranche A:
        6.563%, 9/20/97(4)(5)                                                                            66,720            59,256
        6.563%, 3/20/99(4)(5)                                                                           826,965           735,999
                                                                                                                    -------------
        Total Loan Participations (Cost $80,282,761)                                                                   82,365,372

13  Oppenheimer Strategic Income Fund

                                                                                                 FACE               MARKET VALUE
                                                                                                 AMOUNT(1)          SEE NOTE 1
=================================================================================================================================
CORPORATE BONDS AND NOTES--27.9%
---------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--3.0%
---------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.3%
        NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                      $    3,700,000     $   3,903,500
        -------------------------------------------------------------------------------------------------------------------------
        Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                                       3,500,000         3,823,022
        -------------------------------------------------------------------------------------------------------------------------
        Texas Petrochemicals Corp., 11.125% Sr. Sub. Nts., 7/1/06(6)                                  1,440,000         1,522,800
        -------------------------------------------------------------------------------------------------------------------------
        Viridian, Inc.:
        10.50% Debs., 3/31/14                                                                         1,940,000         2,158,250
        11% Debs., 3/31/04 CAD                                                                       10,000,000         8,271,531
        9.75% Nts., 4/1/03                                                                              750,000           780,000
                                                                                                                    -------------
                                                                                                                       20,459,103

---------------------------------------------------------------------------------------------------------------------------------
METALS/MINING--0.7%
        Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03                                  11,826,000        12,979,035
        -------------------------------------------------------------------------------------------------------------------------
        Kaiser Aluminum & Chemical Corp., 9.875% Sr. Nts., 2/15/02                                    9,825,000        10,070,625
        -------------------------------------------------------------------------------------------------------------------------
        Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06(6)                                         17,400,000        18,009,000
        -------------------------------------------------------------------------------------------------------------------------
        UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05                                     2,250,000         2,581,875
                                                                                                                    -------------
                                                                                                                       43,640,535

---------------------------------------------------------------------------------------------------------------------------------
PAPER--1.8%
        APP International Finance Co. BV, 11.75% Gtd. Sec. Nts., 10/1/05                              6,985,000         7,325,519
        -------------------------------------------------------------------------------------------------------------------------
        Asia Pulp & Paper International Finance Co., Zero Coupon
        Asian Currency Nts.:
        16.56%, 5/1/97(9) IDR                                                                    29,000,000,000        11,312,273
        16.551%, 5/15/97(9) IDR                                                                   1,550,000,000           600,766
        16.777%, 8/18/97(9) IDR                                                                  25,000,000,000         9,273,842
        -------------------------------------------------------------------------------------------------------------------------
        Domtar, Inc., 10.85% Debs., 8/5/17 CAD                                                        1,700,000         1,398,785
        -------------------------------------------------------------------------------------------------------------------------
        Florida Coast Paper Co. LLC,
        12.75% First Mtg. Nts., 6/1/03(6)                                                             4,400,000         4,774,000
        -------------------------------------------------------------------------------------------------------------------------
        Gaylord Container Corp., 11.50% Sr. Nts., 5/15/01                                             2,350,000         2,505,687
        -------------------------------------------------------------------------------------------------------------------------
        Indah Kiat International Finance Co. BV:
        11.875% Sr. Sec. Gtd. Nts., 6/15/02                                                             900,000           969,750
        12.50% Sr. Sec. Gtd. Nts., Series C, 6/15/06                                                  5,400,000         5,859,000
        -------------------------------------------------------------------------------------------------------------------------
        PT Inti Indorayon Utama:
        9.125% Sr. Nts., 10/15/00                                                                     4,025,000         3,964,625
        Zero Coupon Promissory Nts., 20.107%, 2/12/97(9) IDR                                     30,300,000,000        12,287,364
        -------------------------------------------------------------------------------------------------------------------------
        QUNO Corp., 9.125% Sr. Nts., 5/15/05                                                          1,000,000         1,010,000
        -------------------------------------------------------------------------------------------------------------------------
        Repap New Brunswick, Inc., 8.937% First Priority Sr. Sec. Nts., 7/15/00(4)                    4,800,000         4,800,000
        -------------------------------------------------------------------------------------------------------------------------
        Repap Wisconsin, Inc., 9.25% First Priority Sr. Sec. Nts., 2/1/02                             5,000,000         5,062,500
        -------------------------------------------------------------------------------------------------------------------------
        Riverwood International Corp.:
        10.25% Sr. Nts., 4/1/06                                                                      10,000,000        10,100,000
        10.875% Sr. Sub. Nts., 4/1/08                                                                12,585,000        12,459,150
        -------------------------------------------------------------------------------------------------------------------------
        Scotia Pacific Holding Co., 7.95% Timber Collateralized Nts., 7/20/15                         2,444,581         2,414,983
        -------------------------------------------------------------------------------------------------------------------------
        SD Warren Co., 12% Sr. Sub. Nts., 12/15/04                                                    8,400,000         9,103,500
        -------------------------------------------------------------------------------------------------------------------------
        Stone Consolidated Corp., 10.25% Sr. Sec. Nts., 12/15/00                                      2,750,000         2,918,437
        -------------------------------------------------------------------------------------------------------------------------
        Stone Container Corp.:
        10.75% First Mtg. Nts., 10/1/02                                                               4,700,000         4,946,750
        10.75% Sr. Sub. Nts., 6/15/97                                                                   900,000           920,250
        -------------------------------------------------------------------------------------------------------------------------
        Tembec Finance Corp., 9.875% Gtd. Sr. Nts., 9/30/05                                           1,800,000         1,746,000
                                                                                                                    -------------
                                                                                                                      115,753,181

14  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
STEEL--0.2%
        Bar Technologies, Inc., 13.50% Gtd. Bonds, 4/1/01                                         $   3,150,000     $   3,181,500
        -------------------------------------------------------------------------------------------------------------------------
        Jorgensen (Earle M.) Co., 10.75% Sr. Nts., 3/1/00                                             6,850,000         7,021,250
        -------------------------------------------------------------------------------------------------------------------------
        Sheffield Steel Corp., 12% First Mtg. Nts., 11/1/01                                           4,000,000         3,620,000
                                                                                                                    -------------
                                                                                                                       13,822,750

---------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--4.7%
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--1.4%
        Coinstar, Inc., Units (each unit consists of $1,000 principal amount of
        0%/13% sr. sub. disc. nts., 10/1/06 and one warrant to
        purchase seven ordinary shares)(3)(5)(13)(14)                                                 6,650,000         4,568,616
        -------------------------------------------------------------------------------------------------------------------------
        Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
        Series B, 11.28%, 5/27/98(9)                                                                 13,150,000        11,243,250
        -------------------------------------------------------------------------------------------------------------------------
        E & S Holdings Corp., 10.375% Sr. Sub. Nts., 10/1/06(6)                                       4,950,000         5,061,375
        -------------------------------------------------------------------------------------------------------------------------
        Fletcher Challenge Industries Ltd., 10% Cv. Sub. Unsec. Nts., 4/30/05 NZD                     9,800,000         7,040,544
        -------------------------------------------------------------------------------------------------------------------------
        Harman International Industries, Inc., 12% Sr. Sub. Nts., 8/1/02                             24,950,000        27,320,250
        -------------------------------------------------------------------------------------------------------------------------
        International Semi-Tech Microelectronics, Inc., 0%/11.50%
        Sr. Sec. Disc. Nts., 8/15/03(14)                                                             18,110,000        11,092,375
        -------------------------------------------------------------------------------------------------------------------------
        Iron Mountain, Inc., 10.125% Sr. Sub. Nts., 10/1/06(3)                                        2,000,000         2,042,500
        -------------------------------------------------------------------------------------------------------------------------
        Marvel Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts., Series B,
        11.927%, 4/15/98(9)                                                                           5,000,000         3,962,500
        -------------------------------------------------------------------------------------------------------------------------
        TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(6)                                    7,500,000         8,493,750
        -------------------------------------------------------------------------------------------------------------------------
        Williams (J. B.) Holdings, Inc., 12% Sr. Nts., 3/1/04                                         5,700,000         5,728,500
                                                                                                                    -------------
                                                                                                                       86,553,660

---------------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--0.2%
        Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03                                        3,600,000         3,798,000
        -------------------------------------------------------------------------------------------------------------------------
        Doane Products Co., 10.625% Sr. Nts., 3/1/06                                                  2,250,000         2,325,937
        -------------------------------------------------------------------------------------------------------------------------
        Dr. Pepper Bottling Holdings, Inc., 0%/11.625% Sr. Disc. Nts., 2/15/03(14)                    6,430,000         5,674,475
        -------------------------------------------------------------------------------------------------------------------------
        Foodbrands America, Inc., 10.75% Sr. Sub. Nts., 5/15/06                                       2,000,000         2,060,000
        -------------------------------------------------------------------------------------------------------------------------
        Unilever CR spol. s.r.o., guaranteed by Unilever NV, Rotterdam,
        The Netherlands, Zero Coupon Promissory Nts., 11.184%, 10/11/96(9) CZK                       23,400,000           865,972
                                                                                                                    -------------
                                                                                                                       14,724,384

---------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--0.7%
        Capstone Capital Corp., 10.50% Cv. Sub. Debs., 4/1/02                                         2,095,000         2,728,737
        -------------------------------------------------------------------------------------------------------------------------
        Icon Health & Fitness, Inc.:
        13% Sr. Sub. Nts., 7/15/02                                                                    3,497,000         3,899,155
        13% Sr. Sub. Nts., 7/15/02                                                                    1,903,000         2,136,117
        -------------------------------------------------------------------------------------------------------------------------
        IHF Holdings, Inc., 0%/15% Sr. Sub. Disc. Nts., Series B, 11/15/04(14)                        1,750,000         1,282,172
        -------------------------------------------------------------------------------------------------------------------------
        Magellan Health Services, Inc., 11.25% Sr. Sub. Nts., Series A, 4/15/04                       8,000,000         8,760,000
        -------------------------------------------------------------------------------------------------------------------------
        Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02                                      9,865,000        10,974,812
        -------------------------------------------------------------------------------------------------------------------------
        Quorum Health Group, Inc., 11.875% Sr. Sub. Nts., 12/15/02                                    3,750,000         4,153,125
        -------------------------------------------------------------------------------------------------------------------------
        Total Renal Care, Inc., 0%/12% Sr. Sub. Disc. Nts., 8/15/04(14)                              10,302,000        10,907,242
                                                                                                                    -------------
                                                                                                                       44,841,360

15  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING--1.0%
        Arizona Charlie's, Inc., 12% First Mtg. Nts., Series A, 11/15/00(5)                       $   5,775,000     $   3,984,750
        -------------------------------------------------------------------------------------------------------------------------
        Aztar Corp., 13.75% Sr. Sub. Nts., 10/1/04                                                    3,725,000         4,246,500
        -------------------------------------------------------------------------------------------------------------------------
        Capital Gaming International, Inc., Promissory Nts., 8/1/95(15)                                  33,500                --
        -------------------------------------------------------------------------------------------------------------------------
        Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A, 11/15/00(5)(15)                  2,100,000         1,470,000
        -------------------------------------------------------------------------------------------------------------------------
        Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                                    9,700,000         9,615,125
        -------------------------------------------------------------------------------------------------------------------------
        HMC Acquisition Properties, Inc., 9% Sr. Nts., 12/15/07                                       5,900,000         5,634,500
        -------------------------------------------------------------------------------------------------------------------------
        Majestic Star Casino LLC (The), 12.75% Sr. Sec. Nts., 5/15/03(6)                              5,100,000         5,610,000
        -------------------------------------------------------------------------------------------------------------------------
        Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts., 11/15/02                               6,850,000         8,631,000
        -------------------------------------------------------------------------------------------------------------------------
        Players International, Inc., 10.875% Sr. Nts., 4/15/05                                        1,850,000         1,840,750
        -------------------------------------------------------------------------------------------------------------------------
        Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                                      2,330,000         2,440,675
        -------------------------------------------------------------------------------------------------------------------------
        Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                                        100,000            67,500
        -------------------------------------------------------------------------------------------------------------------------
        Showboat Marina Casino Partnership/Showboat Marina Finance Corp.,
        13.50% First Mtg. Nts., 3/15/03                                                               4,800,000         5,208,000
        -------------------------------------------------------------------------------------------------------------------------
        Stratosphere Corp., 14.25% Gtd. First Mtg. Nts., 5/15/02                                      2,400,000         1,872,000
        -------------------------------------------------------------------------------------------------------------------------
        Trump Atlantic City Associates/Trump Atlantic City Funding, Inc.,
        11.25% First Mtg. Nts., 5/1/06                                                               12,100,000        12,009,250
                                                                                                                    -------------
                                                                                                                       62,630,050

---------------------------------------------------------------------------------------------------------------------------------
LEISURE--0.1%
        Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02(5)                            6,845,068         7,144,540
---------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.5%
        Apple South, Inc., 9.75% Sr. Nts., 6/1/06                                                     3,500,000         3,465,000
        -------------------------------------------------------------------------------------------------------------------------
        Carrols Corp., 11.50% Sr. Nts., 8/15/03                                                       3,570,000         3,739,575
        -------------------------------------------------------------------------------------------------------------------------
        Family Restaurants, Inc., 0%/10.875% Sr. Sub. Disc. Nts., 2/1/04(14)                          4,000,000         1,220,000
        -------------------------------------------------------------------------------------------------------------------------
        Foodmaker, Inc.:
        9.25% Sr. Nts., 3/1/99                                                                        6,465,000         6,481,162
        9.75% Sr. Sub. Nts., 6/1/02                                                                  14,000,000        13,790,000
                                                                                                                    -------------
                                                                                                                       28,695,737

---------------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--0.8%
        Clark-Schwebel, Inc., 10.50% Sr. Nts., 4/15/06(6)                                             8,200,000         8,528,000
        -------------------------------------------------------------------------------------------------------------------------
        Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02                                                 1,696,000         1,852,880
        -------------------------------------------------------------------------------------------------------------------------
        Polysindo International Finance Co. BV, 11.375% Bonds, 6/15/06                                5,600,000         5,873,000
        -------------------------------------------------------------------------------------------------------------------------
        PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts.:
        17.90%, 10/23/96(9) IDR                                                                  20,500,000,000         8,745,499
        19.11%, 2/28/97(9) IDR                                                                    2,450,000,000           982,637
        19.86%, 4/29/97(9) IDR                                                                   11,440,000,000         4,428,559
        20.60%, 7/27/97(9) IDR                                                                    6,000,000,000         2,225,940
        20.15%, 7/8/97(9) IDR                                                                     5,000,000,000         1,868,980
        -------------------------------------------------------------------------------------------------------------------------
        Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                                   12,325,000        13,372,625
                                                                                                                    -------------
                                                                                                                       47,878,120

16  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
ENERGY--2.1%
---------------------------------------------------------------------------------------------------------------------------------
        Chesapeake Energy CORP.:
        10.50% Sr. Nts., 6/1/02                                                                    $    900,000     $     957,375
        9.125% Sr. Nts., 4/15/06                                                                      4,450,000         4,427,750
        -------------------------------------------------------------------------------------------------------------------------
        DeepTech International, Inc., 12% Sr. Sec. Nts., 12/15/00                                     1,000,000         1,015,000
        -------------------------------------------------------------------------------------------------------------------------
        Falcon Drilling Co., Inc., 8.875% Sr. Nts., Series B, 3/15/03                                 3,000,000         2,962,500
        -------------------------------------------------------------------------------------------------------------------------
        Global Marine, Inc., 12.75% Sr. Sec. Nts., 12/15/99                                           6,785,000         7,361,725
        -------------------------------------------------------------------------------------------------------------------------
        J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                                          14,750,000        15,081,875
        -------------------------------------------------------------------------------------------------------------------------
        Mariner Energy, Inc., 10.50% Sr. Sub. Nts., 8/1/06(6)                                         6,525,000         6,753,375
        -------------------------------------------------------------------------------------------------------------------------
        Maxus Energy Corp.:
        11.50% Debs., 11/15/15                                                                        3,500,000         3,657,500
        8.50% Debs., 4/1/08                                                                           1,000,000           970,000
        -------------------------------------------------------------------------------------------------------------------------
        Mesa Operating Co.:
        0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06(14)                                              10,250,000         6,611,250
        10.625% Gtd. Sr. Sub. Nts., 7/1/06                                                           13,800,000        14,576,250
        -------------------------------------------------------------------------------------------------------------------------
        OPI International, Inc., 12.875% Sr. Gtd. Nts., 7/15/02                                      13,000,000        14,365,000
        -------------------------------------------------------------------------------------------------------------------------
        Petroleum Heat & Power Co., Inc.:
        12.25% Sub. Debs., 2/1/05                                                                     2,452,000         2,712,525
        9.375% Sub. Debs., 2/1/06                                                                     7,450,000         7,124,062
        -------------------------------------------------------------------------------------------------------------------------
        Plains Resources, Inc., 10.25% Sr. Sub. Nts., 3/15/06                                           800,000           838,000
        -------------------------------------------------------------------------------------------------------------------------
        Southwest Gas Corp., 9.75% Debs., Series F, 6/15/02                                             125,000           137,704
        -------------------------------------------------------------------------------------------------------------------------
        TransTexas Gas Corp., 11.50% Sr. Sec. Gtd. Nts., 6/15/02                                     20,900,000        22,258,500
        -------------------------------------------------------------------------------------------------------------------------
        Triton Energy Corp.:
        0%/9.75% Sr. Sub. Disc. Nts., 12/15/00(14)                                                      800,000           812,000
        Zero Coupon Sr. Sub. Disc. Nts., 10.33%, 11/1/97(9)                                          11,350,000        10,527,125
        -------------------------------------------------------------------------------------------------------------------------
        United Meridian Corp., 10.375% Sr. Sub. Nts., 10/15/05                                        2,750,000         2,935,625
        -------------------------------------------------------------------------------------------------------------------------
        Vintage Petroleum, Inc., 9% Sr. Sub. Nts., 12/15/05                                           3,600,000         3,573,000
                                                                                                                    -------------
                                                                                                                      129,658,141

---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.6%
---------------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--0.6%
        Banco Bamerindus do Brasil SA:
        10.50% Debs., 6/23/97                                                                           625,000           617,187
        11% Sr. Unsec. Unsub. Bonds, 10/6/97                                                          3,050,000         2,989,000
        11% Unsec. Unsub. Nts., 11/24/97                                                                647,000           634,060
        9% Unsec. Unsub. Bonds, 10/29/98                                                              3,240,000         3,013,200
        -------------------------------------------------------------------------------------------------------------------------
        Banco de Colombia, 5.20% Cv. Jr. Sub. Unsec. Nts., 2/1/99                                     1,250,000         1,162,500
        -------------------------------------------------------------------------------------------------------------------------
        Banco Itamarati SA, 11.625% Sr. Unsec. Debs., 11/23/97                                        1,310,000         1,349,300
        -------------------------------------------------------------------------------------------------------------------------
        Banco Mexicano SA, 8% Sr. Unsec. Unsub. Exchangeable
        Medium-Term Nts., 11/4/98                                                                       640,000           623,200
        -------------------------------------------------------------------------------------------------------------------------
        Banco Nacional de Mexico SA, 11% Sub. Exchangeable Capital Debs., 7/15/03                     6,350,000         6,469,062
        -------------------------------------------------------------------------------------------------------------------------
        First Nationwide Escrow Corp., 10.625% Sr. Sub. Nts., 10/1/03(6)                             11,650,000        12,188,813
        -------------------------------------------------------------------------------------------------------------------------
        First Nationwide Holdings, Inc., 12.50% Sr. Nts., 4/15/03                                     2,000,000         2,170,000
        -------------------------------------------------------------------------------------------------------------------------
        Ocwen Financial Corp., 11.875% Nts., 10/1/03                                                  2,060,000         2,161,069
        -------------------------------------------------------------------------------------------------------------------------
        Siam Commercial Bank Public Ltd., Zero Coupon Debs.,
        11.084%, 11/18/96(3)(9) THB                                                                 115,500,000         4,479,321
                                                                                                                    -------------
                                                                                                                       37,856,712

17  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--0.9%
        Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98                                         $  12,980,000     $  12,687,950
        -------------------------------------------------------------------------------------------------------------------------
        ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(5)                                                     726,900           803,225
        -------------------------------------------------------------------------------------------------------------------------
        GPA Delaware, Inc.:
        8.75% Gtd. Nts., 12/15/98                                                                    19,105,000        19,296,050
        9.75%, 12/10/01                                                                               2,000,000         2,005,000
        -------------------------------------------------------------------------------------------------------------------------
        GPA Holland BV:
        8.50% Medium-Term Nts., 2/10/97(5)                                                           10,500,000        10,591,875
        8.94% Medium-Term Nts., Series C, 2/16/99                                                     2,000,000         2,030,000
        -------------------------------------------------------------------------------------------------------------------------
        GPA Netherlands BV, 8.50% Medium-Term Nts., 3/3/97(5)                                         6,500,000         6,556,875
        -------------------------------------------------------------------------------------------------------------------------
        Olympic Financial Ltd., 13% Sr. Nts., 5/1/00                                                  2,850,000         3,238,313
                                                                                                                    -------------
                                                                                                                       57,209,288

---------------------------------------------------------------------------------------------------------------------------------
INSURANCE--0.1%
        Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02                                      2,500,000         2,734,375
        -------------------------------------------------------------------------------------------------------------------------
        Terra Nova Insurance (UK) Holdings PLC, 10.75% Sr. Nts., 7/1/05                                 900,000         1,010,552
                                                                                                                    -------------
                                                                                                                        3,744,927

---------------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED--1.0%
---------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--0.3%
        Building Materials Corp., 0%/11.75% Sr. Deferred Coupon Nts.,
        Series B, 7/1/04(14)                                                                          9,000,000         7,290,000
        -------------------------------------------------------------------------------------------------------------------------
        Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                                                  12,375,000        12,251,250
                                                                                                                    -------------
                                                                                                                       19,541,250

---------------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/
REAL ESTATE--0.7%
        Blue Bell Funding, Inc., 11.85% Sec. Extendible Adjustable Rate Nts., 5/1/99                  4,414,000         4,436,070
        -------------------------------------------------------------------------------------------------------------------------
        First Place Tower, Inc.:
        9.22% First Mtg. Bonds, 12/15/05 CAD                                                          1,547,050         1,229,316
        Units (each unit consists of one $10 principal amount of
        8.50% cv. sub. debs., 12/15/15 and 40 common shares)(13) CAD                                    930,410         1,212,283
        -------------------------------------------------------------------------------------------------------------------------
        Hovnanian K. Enterprises, Inc., 11.25% Sub. Gtd. Nts., 4/15/02                                6,900,000         6,779,250
        -------------------------------------------------------------------------------------------------------------------------
        Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec. Nts.,
        Series B, 4/1/02                                                                             17,075,000        18,184,875
        -------------------------------------------------------------------------------------------------------------------------
        Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(5)                              15,000,000        12,075,000
                                                                                                                    -------------
                                                                                                                       43,916,794

---------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.0%
---------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/ELECTRONICS/
COMPUTERS--0.4%
        Communications & Power Industries, Inc., 12% Sr. Sub. Nts., 8/1/05                           10,750,000        11,744,375
        -------------------------------------------------------------------------------------------------------------------------
        Rohr, Inc., 11.625% Sr. Nts., 5/15/03                                                         7,600,000         8,445,500
        -------------------------------------------------------------------------------------------------------------------------
        Tracor, Inc., 10.875% Sr. Sub. Nts., 8/15/01                                                  1,000,000         1,055,000
        -------------------------------------------------------------------------------------------------------------------------
        Unisys Corp.:
        15% Credit Sensitive Nts., 7/1/97(4)                                                          5,250,000         5,565,000
        8.875% Nts., 7/15/97                                                                          1,000,000         1,002,500
                                                                                                                    -------------
                                                                                                                       27,812,375

18  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.6%
        Aftermarket Technology Corp., 12% Sr. Sub. Nts., Series B, 8/1/04                          $  4,370,000     $   4,785,150
        -------------------------------------------------------------------------------------------------------------------------
        Chrysler Financial Corp., 13.25% Nts., 10/15/99                                               4,500,000         5,298,574
        -------------------------------------------------------------------------------------------------------------------------
        Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06                             5,650,000         5,981,938
        -------------------------------------------------------------------------------------------------------------------------
        Foamex LP/Foamex Capital Corp.:
        11.25% Sr. Nts., 10/1/02                                                                      2,500,000         2,650,000
        9.50% Sr. Sec. Nts., 6/1/00                                                                   3,672,000         3,727,080
        -------------------------------------------------------------------------------------------------------------------------
        JPS Automotive Products Corp., 11.125% Sr. Nts., 6/15/01                                      2,500,000         2,587,500
        -------------------------------------------------------------------------------------------------------------------------
        Lear Corp., 9.50% Sub. Nts., 7/15/06                                                          3,200,000         3,352,000
        -------------------------------------------------------------------------------------------------------------------------
        Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                                8,825,000         8,604,375
                                                                                                                    -------------
                                                                                                                       36,986,617

---------------------------------------------------------------------------------------------------------------------------------
MEDIA--4.5%
---------------------------------------------------------------------------------------------------------------------------------
BROADCASTING--1.0%
        American Radio Systems Corp., 9% Sr. Sub. Nts., 2/1/06                                        3,600,000         3,487,500
        -------------------------------------------------------------------------------------------------------------------------
        Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05                                         1,750,000         1,763,125
        -------------------------------------------------------------------------------------------------------------------------
        Chancellor Broadcasting Co., 12.50% Sr. Sub. Nts., 10/1/04                                    3,740,000         4,207,500
        -------------------------------------------------------------------------------------------------------------------------
        New City Communications, Inc., 11.375% Sr. Sub. Nts., 11/1/03                                 7,125,000         7,873,125
        -------------------------------------------------------------------------------------------------------------------------
        New World Communications Group Holding Corp.,
        Zero Coupon Sr. Disc. Nts., Series B, 13.50%, 6/15/99(9)                                      1,250,000         1,000,000
        -------------------------------------------------------------------------------------------------------------------------
        Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03                                     2,000,000         2,218,412
        -------------------------------------------------------------------------------------------------------------------------
        Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                                  18,850,000        19,981,000
        -------------------------------------------------------------------------------------------------------------------------
        SCI Television, Inc., 11% Sr. Nts., Series 1, 6/30/05                                         2,153,155         2,306,567
        -------------------------------------------------------------------------------------------------------------------------
        SFX Broadcasting, Inc., 10.75% Sr. Sub. Nts., 5/15/06                                         1,300,000         1,361,750
        -------------------------------------------------------------------------------------------------------------------------
        Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 12/15/03                                   8,675,000         8,848,500
        -------------------------------------------------------------------------------------------------------------------------
        Univision Television Group, Inc., 11.75% Sr. Sub. Nts., 1/15/01                               5,500,000         5,857,500
        -------------------------------------------------------------------------------------------------------------------------
        Young Broadcasting, Inc., 9% Sr. Sub. Nts., 1/15/06                                           4,300,000         4,063,500
                                                                                                                    -------------
                                                                                                                       62,968,479

---------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--2.2%
        American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04(14)                            13,706,495        10,314,137
        -------------------------------------------------------------------------------------------------------------------------
        Australis Media Ltd., Units (each unit consists of $1,000 principal amount of 0%/14% sr. sub. disc. nts., 5/15/03 and one warrant
        to purchase 57.721 ordinary shares)(13)(14)                                                   4,170,000         2,522,850
        -------------------------------------------------------------------------------------------------------------------------
        Bell Cablemedia PLC:
        0%/11.875% Sr. Disc. Nts., 9/15/05(14)                                                        7,150,000         4,897,750
        0%/11.95% Sr. Disc. Nts., 7/15/04(14)                                                        23,300,000        17,882,750
        -------------------------------------------------------------------------------------------------------------------------
        Cablevision Industries Corp.:
        10.75% Sr. Nts., 1/30/02                                                                      1,000,000         1,070,000
        9.25% Sr. Debs., Series B, 4/1/08                                                             4,400,000         4,532,000
        -------------------------------------------------------------------------------------------------------------------------
        Cablevision Systems Corp.:
        10.50% Sr. Sub. Debs., 5/15/16                                                                7,950,000         8,109,000
        10.75% Sr. Sub. Debs., 4/1/04                                                                 6,325,000         6,554,281
        9.875% Sr. Sub. Debs., 2/15/13                                                                2,620,000         2,554,500
        9.875% Sr. Sub. Nts., 5/15/06                                                                 1,215,000         1,221,075
        -------------------------------------------------------------------------------------------------------------------------
        Continental Cablevision, Inc., 11% Sr. Sub. Debs., 6/1/07                                     3,000,000         3,393,156
        -------------------------------------------------------------------------------------------------------------------------
        EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(14)                         19,350,000        15,334,875
        -------------------------------------------------------------------------------------------------------------------------
        Fundy Cable Ltd./Ltee, 11% Sr. Sec. Second Priority Nts., 11/15/05                            4,000,000         4,200,000

19  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION
(CONTINUED)
        Helicon Group LP/Helicon Capital Corp., 9% Sr. Sec. Nts., Series B, 11/1/03(4)            $  11,825,000     $  12,002,375
        -------------------------------------------------------------------------------------------------------------------------
        International CableTel, Inc.:
        0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(14)                                               900,000           686,250
        0%/11.50% Sr. Deferred Coupon Nts., Series A, 2/1/06(14)                                     10,290,000         6,199,725
        0%/12.75% Sr. Deferred Coupon Nts., 4/15/05(14)                                               8,950,000         6,063,625
        -------------------------------------------------------------------------------------------------------------------------
        Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
        0%/13.50% Sr. Sub. Gtd. Disc. Nts., Series II, 8/1/04(14)                                     1,900,000         1,486,750
        -------------------------------------------------------------------------------------------------------------------------
        People's Choice TV Corp., 0%/13.125% Sr. Disc. Nts., 6/1/04(14)                                 400,000           248,000
        -------------------------------------------------------------------------------------------------------------------------
        Rogers Cablesystems Ltd.:
        10% Sr. Sec. Second Priority Debs., 12/1/07                                                  10,100,000        10,150,500
        11% Sr. Sub. Gtd. Debs., 12/1/15                                                              2,000,000         2,060,000
        -------------------------------------------------------------------------------------------------------------------------
        TeleWest PLC, 0%/11% Sr. Disc. Debs., 10/1/07(14)                                             9,675,000         6,240,375
        -------------------------------------------------------------------------------------------------------------------------
        TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                 3,600,000         3,999,164
        -------------------------------------------------------------------------------------------------------------------------
        United International Holdings, Inc.:
        0%/14% Sr. Disc. Nts., 5/15/06(6)(14)                                                         1,000,000           540,000
        Zero Coupon Sr. Sec. Disc. Nts., Series B, 14%, 11/15/99(9)                                     350,000           245,000
        Zero Coupon Sr. Sec. Disc. Nts., 14%, 11/15/99(9)                                            11,075,000         7,752,500
                                                                                                                    -------------
                                                                                                                      140,260,638

---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--1.1%
        Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A, 10/1/03                        9,050,000         9,502,500
        -------------------------------------------------------------------------------------------------------------------------
        GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(5)                                                810,039           910,282
        -------------------------------------------------------------------------------------------------------------------------
        Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                                            2,650,000         2,524,125
        -------------------------------------------------------------------------------------------------------------------------
        Lamar Advertising Co., 11% Sr. Sec. Nts., 5/15/03                                            12,250,000        12,740,000
        -------------------------------------------------------------------------------------------------------------------------
        News America Holdings, Inc.:
        10.125% Sr. Gtd. Debs., 10/15/12                                                              3,300,000         3,721,452
        12% Sr. Nts., 12/15/01                                                                        2,500,000         2,676,180
        -------------------------------------------------------------------------------------------------------------------------
        Panamsat LP/Panamsat Capital Corp.:
        0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(14)                                                   24,500,000        22,295,000
        9.75% Sr. Sec. Nts., 8/1/00                                                                   2,525,000         2,676,500
        -------------------------------------------------------------------------------------------------------------------------
        Time Warner Entertainment LP/Time Warner, Inc., 8.375% Sr. Debs., 3/15/23                     9,254,000         9,206,942
        -------------------------------------------------------------------------------------------------------------------------
        Time Warner, Inc., 9.125% Debs., 1/15/13                                                      2,000,000         2,121,628
        -------------------------------------------------------------------------------------------------------------------------
        Universal Outdoor Holdings, Inc., 11% Sr. Nts., 11/15/03                                      3,281,000         3,691,125
                                                                                                                    -------------
                                                                                                                       72,065,734

---------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM--0.2%
        Imax Corp., 7% Sr. Nts., 3/1/01(11)                                                          13,780,000        13,504,400
---------------------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING--0.0%
        Bell & Howell Co. (New), 0%/11.50% Sr. Disc. Debs., Series B, 3/1/05(14)                      3,400,000         2,397,000
---------------------------------------------------------------------------------------------------------------------------------
OTHER--1.1%
---------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.5%
        Acadia Partners LP, 13% Sr. Sub. Nts., 10/1/97(6)                                            25,000,000        25,625,000
        -------------------------------------------------------------------------------------------------------------------------
        MacAndrews & Forbes Holdings, Inc., 13% Sub. Debs., 3/1/99                                    5,215,000         5,241,075
        -------------------------------------------------------------------------------------------------------------------------
        Talley Industries, Inc., 0%/12.25% Sr. Disc. Debs., 10/15/05(14)                              3,562,000         3,098,940
                                                                                                                    -------------
                                                                                                                       33,965,015

20  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL--0.1%
        EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                               $   3,350,000     $   3,199,250
        -------------------------------------------------------------------------------------------------------------------------
        Mid-American Waste Systems, Inc., 12.25% Sr. Sub. Nts., 2/15/03(5)(15)                        1,000,000           625,000
                                                                                                                    -------------
                                                                                                                        3,824,250

---------------------------------------------------------------------------------------------------------------------------------
SERVICES--0.5%
        Borg-Warner Security Corp., 9.125% Sr. Sub. Nts., 5/1/03                                     10,660,000        10,326,875
        -------------------------------------------------------------------------------------------------------------------------
        CE Casecnan Water & Energy, Inc., 11.95% Sr. Nts., Series B, 11/15/10                         1,800,000         1,953,000
        -------------------------------------------------------------------------------------------------------------------------
        Grupo Mexicano de Desarrollo SA, 8.25% Gtd. Nts., 2/17/01(6)                                  8,000,000         5,150,000
        -------------------------------------------------------------------------------------------------------------------------
        Protection One Alarm Monitoring, Inc.:
        0%/13.625% Sr. Disc. Nts., 6/30/05(14)                                                        4,650,000         4,161,750
        6.75% Cv. Sr. Sub. Nts., 9/15/03                                                              2,300,000         2,261,188
        -------------------------------------------------------------------------------------------------------------------------
        Sociedad Comercial del Plata SA, 11.50% Medium-Term Nts., 5/9/00(5)                           9,300,000         9,439,500
                                                                                                                    -------------
                                                                                                                       33,292,313

---------------------------------------------------------------------------------------------------------------------------------
RETAIL--1.3%
---------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.4%
        Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                                           6,050,000         6,465,938
        -------------------------------------------------------------------------------------------------------------------------
        Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03                                      6,600,000         7,062,000
        -------------------------------------------------------------------------------------------------------------------------
        Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03                                           4,670,000         4,745,888
        -------------------------------------------------------------------------------------------------------------------------
        United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05                                    5,000,000         5,450,000
                                                                                                                    -------------
                                                                                                                       23,723,826

---------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.9%
        Grand Union Co., 12% Sr. Nts., 9/1/04                                                        24,448,000        24,784,160
        -------------------------------------------------------------------------------------------------------------------------
        Kash 'N Karry Food Stores, Inc., 11.50% Sr. Nts., 2/1/03(10)                                  3,051,268         3,066,524
        -------------------------------------------------------------------------------------------------------------------------
        Kroger Co., 8.50% Sr. Sec. Debs., 6/15/03                                                     4,000,000         4,132,772
        -------------------------------------------------------------------------------------------------------------------------
        Penn Traffic Co.:
        10.25% Sr. Nts., 2/15/02                                                                      1,500,000         1,327,500
        11.50% Sr. Nts., 4/15/06                                                                      1,950,000         1,740,375
        -------------------------------------------------------------------------------------------------------------------------
        Purity Supreme, Inc., 11.75% Sr. Sec. Nts., Series B, 8/1/99                                  1,065,000         1,139,676
        -------------------------------------------------------------------------------------------------------------------------
        Ralph's Grocery Co.:
        10.45% Sr. Nts., 6/15/04                                                                      4,010,000         4,100,225
        10.45% Sr. Nts., 6/15/04                                                                     11,850,000        12,116,625
        13.75% Sr. Sub. Nts., 6/15/05                                                                 1,500,000         1,590,000
                                                                                                                    -------------
                                                                                                                       53,997,857

---------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.8%
---------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--0.3%
        American International Group, Inc., 11.70% Unsec. Unsub. Bonds, 12/4/01 ITL               3,000,000,000         2,266,680
        -------------------------------------------------------------------------------------------------------------------------
        Atlas Air, Inc., 12.25% Pass-Through Certificates, 12/1/02                                   11,000,000        11,742,500
        -------------------------------------------------------------------------------------------------------------------------
        Northwest Airlines, Inc., 12.092% Sr. Gtd. Nts., 12/31/00                                     2,944,070         3,028,713
                                                                                                                    -------------
                                                                                                                       17,037,893

21  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
RAILROADS--0.3%
        Transtar Holdings LP/Transtar Capital Corp.,
        0%/13.375% Sr. Disc. Nts., Series B, 12/15/03(14)                                         $  23,816,000     $ 18,010,850
---------------------------------------------------------------------------------------------------------------------------------
SHIPPING--0.2%
        Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04                                    10,150,000        11,888,188
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES--6.8%
---------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.8%
        Beaver Valley II Funding Corp., 9% Second Lease Obligation Bonds, 6/1/17                        956,000           879,520
        -------------------------------------------------------------------------------------------------------------------------
        C.A. La Electricidad de Caracas, 6.50% Exchange Eurobonds, 9/30/03(4)                         3,273,205         2,745,401
        -------------------------------------------------------------------------------------------------------------------------
        CalEnergy Co., Inc.:
        0%/10.25% Sr. Disc. Nts., 1/15/04(14)                                                        18,990,000        19,417,275
        9.50% Sr. Nts., 9/15/06(6)                                                                    2,925,000         2,972,531
        -------------------------------------------------------------------------------------------------------------------------
        Calpine Corp., 10.50% Sr. Nts., 5/15/06(6)                                                    1,000,000         1,030,000
        -------------------------------------------------------------------------------------------------------------------------
        Centragas Natural Gas Transmission System, 10.65% Sr. Sec. Bonds, 12/1/10(6)                  8,398,799         8,900,103
        -------------------------------------------------------------------------------------------------------------------------
        El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                                9,500,000         9,832,500
        -------------------------------------------------------------------------------------------------------------------------
        First PV Funding Corp.:
        10.15% Lease Obligation Bonds, Series 1986B, 1/15/16                                         20,350,000        21,520,125
        10.30% Lease Obligation Bonds, Series 1986A, 1/15/14                                         16,700,000        17,660,250
        -------------------------------------------------------------------------------------------------------------------------
        New Zealand Electric Corp., 10% Debs., 10/15/01 NZD                                          19,420,000        14,423,319
        -------------------------------------------------------------------------------------------------------------------------
        Subic Power Corp.:
        9.50% Sr. Sec. Nts., 12/28/08                                                                 6,853,448         6,862,015
        9.50% Sr. Sec. Nts., 12/28/08(6)                                                              5,517,241         5,524,138
                                                                                                                    -------------
                                                                                                                      111,767,177

---------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--5.0%
        A+ Network, Inc., 11.875% Sr. Sub. Nts., 11/1/05                                             11,500,000        11,442,500
        -------------------------------------------------------------------------------------------------------------------------
        American Communications Services, Inc.:
        0%/12.75% Sr. Disc. Nts., 4/1/06(14)                                                          6,100,000         3,263,500
        0%/13% Sr. Disc. Nts., 11/1/05(14)                                                            7,050,000         4,053,750
        -------------------------------------------------------------------------------------------------------------------------
        Arch Communications Group, Inc., 0%/10.875% Sr. Disc. Nts., 3/15/08(14)                       2,265,000         1,302,375
        -------------------------------------------------------------------------------------------------------------------------
        Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04(14)                             6,800,000         5,321,000
        -------------------------------------------------------------------------------------------------------------------------
        Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(5)(14)                                        11,400,000         9,205,500
        -------------------------------------------------------------------------------------------------------------------------
        CellNet Data Systems, Inc., 0%/13% Sr. Disc. Nts., 6/15/05(5)(14)                             4,900,000         3,074,750
        -------------------------------------------------------------------------------------------------------------------------
        Cellular Communications International, Inc.,
        Zero Coupon Sr. Disc. Nts., 12.133%, 8/15/00(9)                                              27,295,000        17,400,563
        -------------------------------------------------------------------------------------------------------------------------
        Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03(14)                                    26,956,000        22,912,600
        -------------------------------------------------------------------------------------------------------------------------
        Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon Bonds, 11/15/03(14)                   7,250,000         4,495,000
        -------------------------------------------------------------------------------------------------------------------------
        Geotek Communications, Inc.:
        0%/15% Sr. Sec. Disc. Nts., 7/15/05(14)                                                      18,400,000        12,006,000
        12% Cv. Sr. Sub. Nts., 2/15/01                                                                  750,000           825,000
        GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub. Disc. Nts., 12/15/05(6)(14)             1,800,000         1,527,030
        -------------------------------------------------------------------------------------------------------------------------
        GST USA, Inc., 0%/13.875% Bonds, 12/15/05(14)                                                14,325,000         8,129,438
        -------------------------------------------------------------------------------------------------------------------------
        Horizon Cellular Telephone LP/Horizon Finance Corp.,
        0%/11.375% Sr. Sub. Disc. Nts., 10/1/00(14)                                                  28,039,000        27,092,684

22  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS
(CONTINUED)
        Hyperion Telecommunications, Inc., 0%/13% Sr. Disc. Nts., 4/15/03(6)(14)                  $   5,500,000     $   3,382,500
        -------------------------------------------------------------------------------------------------------------------------
        In-Flight Phone Corp., 0%/14% Sr. Disc. Nts., 5/15/02(14)                                    13,050,000         4,502,250
        -------------------------------------------------------------------------------------------------------------------------
        IntelCom Group (USA), Inc.:
        0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(14)                                                     3,290,000         2,048,025
        0%/13.50% Sr. Disc. Nts., 9/15/05(14)                                                        18,525,000        12,481,219
        -------------------------------------------------------------------------------------------------------------------------
        MFS Communications Co., Inc.:
        0%/8.875% Sr. Disc. Nts., 1/15/06(14)                                                         3,815,000         2,684,806
        0%/9.375% Sr. Disc. Nts., 1/15/04(14)                                                        20,351,000        17,196,595
        -------------------------------------------------------------------------------------------------------------------------
        Occidente y Caribe Celular SA, Units (each unit consists of
        $1,000 principal amount of 0%/14% sr. disc. nts., 3/15/04 and
        one warrant to purchase 5.709 ordinary shares)(6)(13)(14)                                     5,400,000         2,835,000
        -------------------------------------------------------------------------------------------------------------------------
        Omnipoint Corp., 11.625% Sr. Nts., 8/15/06(6)                                                12,975,000        13,591,313
        -------------------------------------------------------------------------------------------------------------------------
        ORBCOMM Global LP/ORBCOMM Global Capital Corp., 14% Sr. Nts., 8/15/04(6)                     14,885,000        15,368,763
        -------------------------------------------------------------------------------------------------------------------------
        Petersburg Long Distance, Inc.:
        9% Cv. Sub. Nts., 6/1/06(6)                                                                   1,500,000         1,785,000
        Units (each unit consists of $1,000 principal amount of 0%/14% sr. disc. nts.,
        6/1/04 and one warrant to purchase 34 ordinary shares)(6)(13)(14)                            13,200,000        10,824,000
        -------------------------------------------------------------------------------------------------------------------------
        PriCellular Wireless Corp.:
        0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(14)                                                    9,350,000         7,620,250
        0%/14% Sr. Sub. Disc. Nts., 11/15/01(14)                                                     23,817,000        22,447,523
        -------------------------------------------------------------------------------------------------------------------------
        Real Time Data, Inc., Units (each unit consists of $1,000
        principal amount of 0%/13.50% sub. disc. nts., 8/15/06 and one
        warrant to purchase six ordinary shares)(5)(13)(14)                                          14,740,000         7,959,600
        -------------------------------------------------------------------------------------------------------------------------
        Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr. Disc. Nts., 8/15/06                 6,300,000         6,567,750
        -------------------------------------------------------------------------------------------------------------------------
        Telefonica de Argentina SA, 11.875% Unsec. Nts., 11/1/04                                        300,000           319,875
        -------------------------------------------------------------------------------------------------------------------------
        Teleport Communications Group, Inc., 0%/11.125% Sr. Disc. Nts., 7/1/07(14)                   26,950,000        17,382,750
        -------------------------------------------------------------------------------------------------------------------------
        USA Mobile Communications, Inc. II:
        14% Sr. Nts., 11/1/04                                                                        11,100,000        12,626,250
        9.50% Sr. Nts., 2/1/04                                                                        2,350,000         2,209,000
        -------------------------------------------------------------------------------------------------------------------------
        Western Wireless Corp., 10.50% Sr. Sub. Nts., 6/1/06                                         15,875,000        16,311,563
                                                                                                                    -------------
                                                                                                                      312,195,722
                                                                                                                    -------------
        Total Corporate Bonds and Notes (Cost $1,698,268,461)                                                       1,753,768,866
                                                                                                                    -------------
                                                                                                  SHARES
=================================================================================================================================
COMMON STOCKS--0.8%
        American Telecasting, Inc. (16)                                                                  25,000           275,000
        -------------------------------------------------------------------------------------------------------------------------
        Berg Electronics Corp.(5)(16)                                                                    38,740         1,002,882
        -------------------------------------------------------------------------------------------------------------------------
        Capstone Capital Corp.                                                                              297             6,237
        -------------------------------------------------------------------------------------------------------------------------
        Celcaribe SA(5)(16)                                                                           1,658,520         2,404,854
        -------------------------------------------------------------------------------------------------------------------------
        EchoStar Communications Corp., Cl. A(16)                                                         23,350           636,288
        -------------------------------------------------------------------------------------------------------------------------
        ECM Fund, L.P.I. (5)                                                                                525           527,625
        -------------------------------------------------------------------------------------------------------------------------
        El Paso Electric Co. (16)                                                                     1,154,506         6,277,626
        -------------------------------------------------------------------------------------------------------------------------
        Equitable Bag, Inc.(5)(16)                                                                       68,985           172,462
        -------------------------------------------------------------------------------------------------------------------------
        Gillett Holdings, Inc.(5)(16)                                                                   183,000         6,496,500
        -------------------------------------------------------------------------------------------------------------------------
        Grand Casinos, Inc. (16)                                                                         25,000           368,750
        -------------------------------------------------------------------------------------------------------------------------


23  Oppenheimer Strategic Income Fund

                                                                                                                    MARKET VALUE
                                                                                                    SHARES          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
(CONTINUED)
        Grand Union Co. (16)                                                                            244,257     $   1,557,138
        -------------------------------------------------------------------------------------------------------------------------
        GST Telecommunications, Inc. (16)                                                               407,400         4,634,175
        -------------------------------------------------------------------------------------------------------------------------
        ICG Communications, Inc. (16)                                                                    50,000         1,050,000
        -------------------------------------------------------------------------------------------------------------------------
        Kash 'N Karry Food Stores, Inc. (16)                                                             30,670           753,332
        -------------------------------------------------------------------------------------------------------------------------
        Ladish, Inc. (16)                                                                               806,000         1,410,500
        -------------------------------------------------------------------------------------------------------------------------
        New World Communications Group, Inc., Cl. B(16)                                                  96,445         2,230,291
        -------------------------------------------------------------------------------------------------------------------------
        Omnipoint Corp.(5)(16)                                                                          640,625        17,725,293
        -------------------------------------------------------------------------------------------------------------------------
        Thrifty PayLess Holdings, Inc., Cl. B(16)                                                        11,400           212,325
        -------------------------------------------------------------------------------------------------------------------------
        Triangle Wire & Cable, Inc.(5)(16)                                                              232,222           232,222
        -------------------------------------------------------------------------------------------------------------------------
        Walter Industries, Inc. (16)                                                                    174,583         2,247,756
                                                                                                                    -------------
        Total Common Stocks (Cost $37,979,312)                                                                         50,221,256

=================================================================================================================================
PREFERRED STOCKS--1.5%
        BankAmerica Corp., 8.375%, Series K                                                             150,000         3,806,250
        -------------------------------------------------------------------------------------------------------------------------
        Cablevision Systems Corp.:
        11.125% Exchangeable Preferred Stock, Series M(10)                                               52,121         5,081,797
        8.50% Cum. Cv., Series I                                                                        294,000         7,239,750
        -------------------------------------------------------------------------------------------------------------------------
        California Federal Bank, 10.625% Non-Cum., Series B                                              89,475         9,864,619
        -------------------------------------------------------------------------------------------------------------------------
        CRIIMI MAE, Inc., 10.875% Cum. Cv. Preferred Stock, Series B                                    297,000         7,907,625
        -------------------------------------------------------------------------------------------------------------------------
        Earthwatch, Inc., 12% Cv. Sr. Preferred Stock, Series C(5)(10)                                  600,000         6,240,000
        -------------------------------------------------------------------------------------------------------------------------
        El Paso Electric Co., 11.40% Series A Preferred Stock(10)                                        52,300         6,014,500
        -------------------------------------------------------------------------------------------------------------------------
        Fidelity Federal Bank, 12% Non-Cum. Exchangeable
        Perpetual Preferred Stock, Series A                                                             160,000         4,440,000
        -------------------------------------------------------------------------------------------------------------------------
        First Nationwide Bank, 11.50% Non-Cum.                                                          111,500        12,627,375
        -------------------------------------------------------------------------------------------------------------------------
        Glendale Federal Bank, F.S.B., 8.75% Non-Cum. Cv., Series E                                      25,000         1,178,125
        -------------------------------------------------------------------------------------------------------------------------
        K-III Communications Corp.:
        $11.625 Exchangeable, Series B(10)                                                               66,963         6,713,065
        Sr. Exchangeable, Series A                                                                       80,000         2,130,000
        -------------------------------------------------------------------------------------------------------------------------
        Kelley Oil & Gas Corp., $2.625 Cv.                                                               82,000         2,029,500
        -------------------------------------------------------------------------------------------------------------------------
        Prime Retail, Inc., $19.00 Cv., Series B                                                        238,000         4,760,000
        -------------------------------------------------------------------------------------------------------------------------
        TGX Corp., Series A(5)(16)                                                                      788,566         1,379,991
        -------------------------------------------------------------------------------------------------------------------------
        Time Warner, Inc., 10.25% Cum., Series K, Exchangeable Preferred Stock(5)(10)                     5,085         5,364,675
        -------------------------------------------------------------------------------------------------------------------------
        Unisys Corp., $3.75 Cv., Series A                                                                80,000         2,450,000
        -------------------------------------------------------------------------------------------------------------------------
        Walden Residential Properties, Inc., 9.16% Cv. Preferred Stock, Series B                        280,000         7,280,000
                                                                                                                    -------------
        Total Preferred Stocks (Cost $92,525,013)                                                                      96,507,272

=================================================================================================================================
OTHER SECURITIES--0.1%
---------------------------------------------------------------------------------------------------------------------------------
        MFS Communications Co., Inc., 8% Depositary Cv. Shares each Representing
        1/100 Share of Dividend Enhanced Convertible Stock (Cost $8,164,132)                            114,000         8,550,000

24  Oppenheimer Strategic Income Fund

                                                                                                                    MARKET VALUE
                                                                                                  UNITS             SEE NOTE 1
=================================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.2%
        American Communications Services, Inc. Wts., Exp. 11/05(5)                                        5,225     $     365,750
        -------------------------------------------------------------------------------------------------------------------------
        American Telecasting, Inc. Wts.:
        Exp. 6/99                                                                                       119,070           535,815
        Exp. 8/00(5)                                                                                      8,000           184,000
        -------------------------------------------------------------------------------------------------------------------------
        Ames Department Stores, Inc.:
        Excess Cash Flow Payment Certificates, Series AG-7A(5)                                           37,200               372
        Litigation Trust(5)                                                                             118,975             1,190
        -------------------------------------------------------------------------------------------------------------------------
        Australis Media Ltd. Wts., Exp. 5/00                                                                780                 6
        -------------------------------------------------------------------------------------------------------------------------
        Becker Gaming, Inc. Wts., Exp. 11/00(5)                                                         262,500            65,625
        -------------------------------------------------------------------------------------------------------------------------
        Capital Gaming International, Inc. Wts., Exp. 2/99(5)                                            74,086             2,222
        -------------------------------------------------------------------------------------------------------------------------
        Casino America, Inc. Wts., Exp. 11/96                                                             9,789                --
        -------------------------------------------------------------------------------------------------------------------------
        CellNet Data Systems, Inc. Wts., Exp. 6/05(6)                                                    39,200           617,400
        -------------------------------------------------------------------------------------------------------------------------
        Cellular Communications International, Inc. Wts., Exp. 8/03(5)                                   16,370           286,475
        -------------------------------------------------------------------------------------------------------------------------
        Comunicacion Celular SA Wts., Exp. 11/03(5)                                                       7,250            36,250
        -------------------------------------------------------------------------------------------------------------------------
        Eye Care Centers of America, Inc. Wts., Exp. 10/03(5)                                             6,600            33,000
        -------------------------------------------------------------------------------------------------------------------------
        Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99(5)                                                 7,250           181,250
        -------------------------------------------------------------------------------------------------------------------------
        Geotek Communications, Inc. Wts., Exp. 7/05(5)                                                  690,000         2,415,000
        -------------------------------------------------------------------------------------------------------------------------
        Hyperion Telecommunications, Inc. Wts., Exp. 4/01(5)                                              5,500            55,000
        -------------------------------------------------------------------------------------------------------------------------
        Icon Health & Fitness, Inc. Wts., Exp. 11/99(5)                                                   5,400           273,240
        -------------------------------------------------------------------------------------------------------------------------
        IHF Holdings, Inc. Wts., Exp. 3/99(5)                                                             1,750           288,750
        -------------------------------------------------------------------------------------------------------------------------
        In-Flight Phone Corp. Wts., Exp. 8/02(5)                                                         13,050                --
        -------------------------------------------------------------------------------------------------------------------------
        IntelCom Group, Inc. Wts., Exp. 9/05(5)                                                          46,860           738,045
        -------------------------------------------------------------------------------------------------------------------------
        Omnipoint Corp. Wts., Exp. 11/00(5)                                                             102,500         2,836,047
        -------------------------------------------------------------------------------------------------------------------------
        People's Choice TV Corp. Wts., Exp. 6/00(5)                                                         400               400
        -------------------------------------------------------------------------------------------------------------------------
        Protection One, Inc. Wts.:
        Exp. 11/03(5)                                                                                   182,000         1,456,000
        Exp. 6/05                                                                                        13,440           181,440
        -------------------------------------------------------------------------------------------------------------------------
        Stroh Brewery Co. Wts., Exp. 7/06                                                                19,164           167,685
        -------------------------------------------------------------------------------------------------------------------------
        United International Securities Ltd. Wts., Exp. 11/99                                            20,345           406,900
                                                                                                                    -------------
        Total Rights, Warrants and Certificates (Cost $3,411,878)                                                      11,127,862
                                                                                                  FACE
                                                                                                  AMOUNT(1)
=================================================================================================================================
STRUCTURED INSTRUMENTS--5.6%
---------------------------------------------------------------------------------------------------------------------------------
        Bayerische Landesbank Girozentrale, New York Branch:
        14% CD Linked Nts., 12/17/96 (indexed to the cross currency rates of
        Greek Drachma and European Currency Unit)                                                   $19,900,000        19,589,560
        7.15% Deutsche Mark Currency Protected Yield Curve CD, 7/25/97                                9,800,000         9,723,560

25  Oppenheimer Strategic Income Fund

                                                                                                  FACE              MARKET VALUE
                                                                                                  AMOUNT(1)         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS
(CONTINUED)
        Canadian Imperial Bank of Commerce, New York Branch:
        14% CD Linked Nts., 11/25/96 (indexed to the cross currency rates of
        Greek Drachma and European Currency Unit)                                                  $ 25,400,000     $  25,079,960
        16.75% CD Linked Nts., 4/16/97 (indexed to the Federation GKO,
        Zero Coupon, 4/9/97)                                                                          9,600,000         9,542,400
        17% CD Linked Nts., 2/26/97 (indexed to the Federation GKO,
        Zero Coupon, 2/19/97)                                                                         6,750,000         6,723,000
        17.30% CD Linked Nts., 2/26/97 (indexed to the Federation GKO,
        Zero Coupon, 2/19/97)                                                                         4,600,000         4,581,600
        -------------------------------------------------------------------------------------------------------------------------
        CS First Boston Corp. Argentina Structured Product Asset Return
        Trust Certificates, 9.40%, 9/1/97 [representing debt of Argentina
        (Republic of) Bonos del Tesoro Bonds, Series II,
        5.547%, 9/1/97 and an interest rate swap between Credit Suisse
        Financial Products and the Trust](5)                                                          3,142,856         3,081,238
        -------------------------------------------------------------------------------------------------------------------------
        Deutsche Bank AG, New York Branch, Zero Coupon
        Czech Koruna Nts., 10.911%, 11/1/96(9) CZK                                                   55,192,119         2,024,701
        -------------------------------------------------------------------------------------------------------------------------
        Goldman, Sachs & Co. Argentina Local Market Securities Trust,
        11.30%, 4/1/00 [representing debt of Argentina (Republic of)
        Bonos del Tesoro Bonds, Series 10, 5.609%, 4/1/00 and an interest
        rate swap between Goldman Sachs and the Trust](5)                                            15,456,521        15,804,294
        -------------------------------------------------------------------------------------------------------------------------
        Internationale Nederlanden Bank NV, Prague Branch,
        Zero Coupon Promissory Nts., 10.456%, 4/28/97(9) CZK                                        116,600,000         4,074,277
        -------------------------------------------------------------------------------------------------------------------------
        Internationale Nederlanden (U.S.) Capital Holdings Corp.:
        11.50% Pass-Through Nts., 7/8/97 (Linked to the
        European Bank of Reconstruction & Development
        Czech Crown Denominated Nts., 11.50%, 7/8/97) CZK                                           416,250,000        15,699,069
        Czech Koruna Linked Nts., 11.60%, 12/23/96                                                    9,760,000         9,643,531
        Zero Coupon Chilean Peso Linked Nts. with Chilean Sovereign Risk,
        11.465%, 6/27/97(9)                                                                          15,000,000        13,669,500
        Zero Coupon Chilean Peso Linked Nts., 10.865%, 12/11/96(9)                                   18,121,111        17,617,344
        Zero Coupon Chilean Peso Linked Nts., 11.746%, 6/23/97(9)                                     4,625,000         4,199,963
        Zero Coupon Chilean Peso Linked Nts., 11.608%, 6/24/97(9)                                     6,500,000         5,900,700
        Zero Coupon Czech Crown Linked Nts., 11.777%, 6/26/97(9)                                      9,020,000         8,467,074
        Zero Coupon Indian Rupee Linked Nts., 15.332%, 12/20/96(9)                                    2,070,000         1,997,757
        -------------------------------------------------------------------------------------------------------------------------
        Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99 (representing debt of
        Chemical Banking Corp., sub. capital nts., and equity of Citicorp,
        7.75% preferred, series 22)(5)                                                               10,000,000        11,319,000
        -------------------------------------------------------------------------------------------------------------------------
        Morgan Stanley Group, Inc. Repackaged Argentina Domestic Securities Trust,
        14.75%, 9/1/02 [representing debt of Argentina (Republic of)
        Bonos de Consolidacion de Deudas Bonds, Series I, 5.461%, 9/1/02](5)                          6,000,000         6,570,000

        26  Oppenheimer Strategic Income Fund

                                                                                                  FACE             MARKET VALUE
                                                                                                  AMOUNT(1)        SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS
(CONTINUED)
        Salomon Brothers, Inc., Zero Coupon:
        Brazilian Credit Linked nts.:
        12.162%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
        Zero Coupon, 1/2/97)(9)                                                                   $   5,800,000    $    5,638,180
        12.159%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
        Zero Coupon, 1/2/97)(9)                                                                       7,200,000         6,999,120
        12.408%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
        Zero Coupon, 1/2/97)(9)                                                                       4,300,000         4,180,030
        12.65%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
        Zero Coupon, 1/2/97)(9)                                                                       5,900,000         5,735,390
        12.416%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
        Zero Coupon, 1/2/97)(9)                                                                      18,000,000        17,497,800
        9.976%, 3/4/97 (indexed to the Brazilian National Treasury Nts.,
        Zero Coupon, 3/3/97)(9)                                                                      14,000,000        13,354,600
        9.757%, 5/2/97 (indexed to the Brazilian National Treasury Nts.,
        Zero Coupon, 5/3/97)(9)                                                                       4,550,000         4,261,985
        Chilean Peso Indexed Enhanced Access Nts.:
        10.865%, 12/11/96(9)                                                                          7,170,000         6,985,014
        11.20%, 12/11/96(9)                                                                           2,000,000         1,948,000
        10.437%, 12/13/96(9)                                                                          1,000,000           969,800
        10.483%, 12/18/96(9)                                                                          8,760,000         8,498,952
        -------------------------------------------------------------------------------------------------------------------------
        Swiss Bank Corp., New York Branch, 6.60% CD Linked Nts.,
        1/30/97 (indexed to the closing Nikkei 225 Index on 1/23/97) NZD                             37,133,797        26,995,377
        -------------------------------------------------------------------------------------------------------------------------
        United Mexican States Linked Nts., 11/27/96 (indexed to the greater of
        Cetes Option Amount or USD LIBOR Option Amount, 11/27/96)                                    43,950,000        53,527,452
                                                                                                                   --------------
        Total Structured Instruments (Cost $343,474,773)                                                              351,900,228

                                                                        DATE          STRIKE      CONTRACTS
=================================================================================================================================
PUT OPTIONS PURCHASED--0.1%
        Italy (Republic of) Treasury Bonds, Buoni
        del Tesoro Poliennali, 9.50%, 5/1/01 Put Opt.                   7/97         102.30 ITL          29,104           145,523
        -------------------------------------------------------------------------------------------------------------------------
        Swiss Franc Put Opt.                                           10/96           1.22 CHF     120,147,540         3,206,858
                                                                                                                   --------------
        Total Put Options Purchased (Cost $1,687,532)                                                                   3,352,381

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $6,651,214,705)                                                         108.4%   $6,818,019,003
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                      (8.4)     (526,874,176)
                                                                                                  -------------    --------------
NET ASSETS                                                                                                100.0%   $6,291,144,827
                                                                                                  =============    ==============

       1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
       AUD --   Australian Dollar                  IDR --  Indonesian Rupiah
       CAD --   Canadian Dollar                    IEP --  Irish Punt
       CHF --   Swiss Franc                        ITL --  Italian Lira
       CZK --   Czech Koruna                       JPY --  Japanese Yen
       DEM --   German Deutsche Mark               NZD --  New Zealand Dollar
       DKK --   Danish Krone                       PLZ --  Polish Zloty
       ESP --   Spanish Peseta                     SEK --  Swedish Krona
       GBP --   British Pound Sterling             THB --  Thai Baht
       GRD --   Greek Drachma

27  Oppenheimer Strategic Income Fund

---------------------------------------------------------------------------
        2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
        3. When-issued security to be delivered and settled after September 30, 1996.
        4. Represents the current interest rate for a variable rate security.
        5. Identifies issues considered to be illiquid--See Note 8 of Notes to Financial Statements.
        6. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $185,362,543 or 2.95% of the Fund's net assets, at September 30, 1996.
        7. Securities with an aggregate market value of $14,908,008 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial
        Statements.
        8. A sufficient amount of securities has been designated to cover outstanding written call and put options, as follows:

                                                  CONTRACTS/FACE       EXPIRATION  EXERCISE    PREMIUM           MARKET VALUE
                                                  SUBJECT TO CALL/PUT  DATE        PRICE       RECEIVED          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
Call Option on Australian Dollar                    31,164,000         10/96       1.258 AUD   $    207,760      $    34,280
-----------------------------------------------------------------------------------------------------------------------------
Call Option on Australian Dollar                    33,497,325         10/96       1.258 AUD        223,316           43,547
-----------------------------------------------------------------------------------------------------------------------------
Call Option on Banco Hipotecario Nacional
(Argentina) Medium-Term Nts., 10.625%, 8/7/06       15,000,000          8/00       $100.00          138,000          240,000
-----------------------------------------------------------------------------------------------------------------------------
Call Option on New Zealand Dollar                   23,833,915         10/96       1.435 NZD        115,594          140,620
-----------------------------------------------------------------------------------------------------------------------------
Call Option on New Zealand Dollar                   20,396,280         10/96       1.437 NZD        101,761          138,695
-----------------------------------------------------------------------------------------------------------------------------
Call Option on Swiss Franc                         127,460,870         10/96        1.15 CHF        277,865           12,746
-----------------------------------------------------------------------------------------------------------------------------
Call Option on U.S. Treasury Nts., 6%, 2/15/26      97,820,000         10/96       $90.438          726,008          198,697
-----------------------------------------------------------------------------------------------------------------------------
Put Option on Canadian Dollar                       14,202,899         11/96        1.38 CAD         61,072            5,681
-----------------------------------------------------------------------------------------------------------------------------
Put Option on Germany (Republic of) Bonds,
Series 118, 5.25%, 2/21/01                          27,577,703          7/97       99.57 DEM        661,865          250,957
                                                                                               ------------      ------------
                                                                                               $  2,513,241      $ 1,065,223
                                                                                               ============      ============


        9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
        10. Interest or dividend is paid in kind.
        11. Represents the current interest rate for an increasing rate security.
        12. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
        13. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
        14. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
        15. Non-income producing--issuer is in default of interest payment.
        16. Non-income producing security.

        See accompanying Notes to Financial STATEMENTS.

28  Oppenheimer Strategic Income Fund

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996


=================================================================================================================================
ASSETS
        Investments, at value (cost $6,651,214,705)--see accompanying statement                                   $6,818,019,003
        ------------------------------------------------------------------------------------------------------------------------
        Cash                                                                                                             499,989
        ------------------------------------------------------------------------------------------------------------------------
        Unrealized appreciation on forward foreign currency exchange contracts--Note 5                                 5,664,074
        ------------------------------------------------------------------------------------------------------------------------
        Receivables:
        Investments sold                                                                                             275,579,465
        Interest, dividends and principal paydowns                                                                   130,142,382
        Shares of beneficial interest sold                                                                            20,264,074
        Daily variation on futures contracts--Note 6                                                                     346,230
        Closed forward foreign currency exchange contracts                                                                92,103
        ------------------------------------------------------------------------------------------------------------------------
        Other                                                                                                             46,948
                                                                                                                  --------------
        Total assets                                                                                               7,250,654,268

================================================================================================================================
LIABILITIES
        Unrealized depreciation on forward foreign currency exchange contracts--Note 5                                   595,408
        ------------------------------------------------------------------------------------------------------------------------
        Options written, at value (premiums received $2,513,241)--
        see accompanying statement--Note 7                                                                             1,065,223
        ------------------------------------------------------------------------------------------------------------------------
        Payables and other liabilities:
        Investments purchased (including $787,873,070 purchased on a when-issued basis)--Note 1                      923,249,660
        Shares of beneficial interest redeemed                                                                        14,633,593
        Dividends                                                                                                     13,494,589
        Distribution and service plan fees                                                                             3,765,026
        Closed forward foreign currency exchange contracts                                                               509,316
        Transfer and shareholder servicing agent fees                                                                    246,598
        Trustees' fees                                                                                                     5,514
        Other                                                                                                          1,944,514
                                                                                                                  --------------
        Total liabilities                                                                                            959,509,441

================================================================================================================================
NET ASSETS                                                                                                        $6,291,144,827
                                                                                                                  ==============

================================================================================================================================
COMPOSITION OF
NET ASSETS
        Paid-in capital                                                                                           $6,420,657,426
        ------------------------------------------------------------------------------------------------------------------------
        Overdistributed net investment income                                                                         (6,688,731)
        -------------------------------------------------------------------------------------------------------------------------
        Accumulated net realized loss on investments and foreign currency transactions                              (290,996,027)
        -------------------------------------------------------------------------------------------------------------------------
        Net unrealized appreciation on investments and translation of assets
        and liabilities denominated in foreign currencies                                                            168,172,159
                                                                                                                  --------------
        Net assets                                                                                                $6,291,144,827
                                                                                                                  ==============

================================================================================================================================
NET ASSET VALUE
PER SHARE
        Class A Shares:
        Net asset value and redemption price per share (based on net assets
        of $3,526,249,337 and 728,891,642 shares of beneficial interest outstanding)                                       $4.84
        Maximum offering price per share (net asset value plus sales charge
        of 4.75% of offering price)                                                                                        $5.08

        ------------------------------------------------------------------------------------------------------------------------
        Class B Shares:
        Net asset value, redemption price and offering price per share (based on net assets
        of $2,590,391,111 and 534,359,593 shares of beneficial interest outstanding)                                       $4.85

        ------------------------------------------------------------------------------------------------------------------------
        Class C Shares:
        Net asset value, redemption price and offering price per share (based on net assets
        of $174,504,379 and 36,100,655 shares of beneficial interest outstanding)                                          $4.83

        See accompanying Notes to Financial Statements.

29  Oppenheimer Strategic Income Fund

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996

================================================================================================================================
INVESTMENT INCOME
        Interest (net of foreign withholding taxes of $1,177,851)                                                   $567,012,162
        ------------------------------------------------------------------------------------------------------------------------
        Dividends                                                                                                      5,523,608
                                                                                                                    ------------
        Total income                                                                                                 572,535,770

================================================================================================================================
EXPENSES
        Distribution and service plan fees--Note 4:
        Class A                                                                                                        8,248,061
        Class B                                                                                                       22,482,056
        Class C                                                                                                        1,095,691
        ------------------------------------------------------------------------------------------------------------------------
        Management fees--Note 4                                                                                       30,343,674
        ------------------------------------------------------------------------------------------------------------------------
        Transfer and shareholder servicing agent fees--Note 4                                                          6,059,833
        ------------------------------------------------------------------------------------------------------------------------
        Shareholder reports                                                                                            2,260,357
        ------------------------------------------------------------------------------------------------------------------------
        Registration and filing fees:
        Class A                                                                                                              281
        Class B                                                                                                          191,376
        Class C                                                                                                           35,500
        ------------------------------------------------------------------------------------------------------------------------
        Trustees' fees and expenses                                                                                       89,752
        ------------------------------------------------------------------------------------------------------------------------
        Other                                                                                                          2,169,599
                                                                                                                    ------------
        Total expenses                                                                                                72,976,180

================================================================================================================================
NET INVESTMENT INCOME                                                                                                499,559,590


================================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
        Net realized gain (loss) on:
        Investments and options written (including premiums on options exercised)                                     47,455,203
        Closing of futures contracts                                                                                  (3,684,152)
        Closing and expiration of options written                                                                        135,851
        Foreign currency transactions                                                                                   (560,474)
                                                                                                                    ------------
        Net realized gain                                                                                             43,346,428

        ------------------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation on:
        Investments                                                                                                  132,881,551
        Translation of assets and liabilities denominated in foreign currencies                                        6,212,048
                                                                                                                    ------------
        Net change                                                                                                   139,093,599
                                                                                                                    ------------
        Net realized and unrealized gain                                                                             182,440,027

================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $681,999,617
                                                                                                                    ============

        See accompanying Notes to Financial Statements.

30  Oppenheimer Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                                                 1996              1995
=================================================================================================================================
OPERATIONS
        Net investment income                                                                    $  499,559,590    $  448,882,414
        -------------------------------------------------------------------------------------------------------------------------
        Net realized gain (loss)                                                                     43,346,428      (348,292,355)
        -------------------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation                                       139,093,599       296,653,910
                                                                                                 --------------    --------------

        Net increase in net assets resulting from operations                                        681,999,617       397,243,969

=================================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
        Dividends from net investment income:
        Class A                                                                                    (288,582,659)     (254,120,541)
        Class B                                                                                    (175,634,637)     (153,748,570)
        Class C                                                                                      (8,327,086)       (5,287,754)
        -------------------------------------------------------------------------------------------------------------------------
        Tax return of capital distribution:
        Class A                                                                                     (11,371,215)      (17,363,434)
        Class B                                                                                      (8,353,085)      (10,505,263)
        Class C                                                                                        (562,714)         (361,299)
        -------------------------------------------------------------------------------------------------------------------------
        Distributions from net realized gain:
        Class A                                                                                              --        (9,994,119)
        Class B                                                                                              --        (5,867,961)
        Class C                                                                                              --           (14,565)

=================================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
        Net increase in net assets resulting from beneficial interest transactions--Note 2:
        Class A                                                                                     197,278,497       119,123,728
        Class B                                                                                     568,088,963       378,396,143
        Class C                                                                                     103,676,464        66,237,938

=================================================================================================================================
NET ASSETS
        Total increase                                                                            1,058,212,145       503,738,272
        -------------------------------------------------------------------------------------------------------------------------
        Beginning of period                                                                       5,232,932,682     4,729,194,410
                                                                                                 --------------    --------------
        End of period (including overdistributed net investment income of
        $6,688,731 and $6,400,367, respectively)                                                 $6,291,144,827    $5,232,932,682
                                                                                                 ==============    ==============

        See accompanying Notes to Financial Statements.

31  Oppenheimer Strategic Income Fund

FINANCIAL HIGHLIGHTS

                                                      CLASS A
                                                      ----------------------------
                                                      YEAR ENDED SEPTEMBER 30,
                                                      1996        1995      1994
==================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $4.68      $4.75     $5.21
----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .44        .41       .45
Net realized and unrealized gain (loss)                  .15       (.03)     (.35)
                                                       -----      -----     -----
Total income from investment operations                  .59        .38       .10
----------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.41)      (.41)     (.43)
Distributions from net realized gain                      --       (.01)       --
Distributions in excess of net realized gain              --         --      (.12)
Tax return of capital                                   (.02)      (.03)     (.01)
                                                       -----      -----     -----
Total dividends and distributions to shareholders       (.43)      (.45)     (.56)
----------------------------------------------------------------------------------
Net asset value, end of period                         $4.84      $4.68     $4.75
                                                       =====      =====     =====

==================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                    13.06%      8.62%     1.85%

==================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)               $3,526     $3,219    $3,143
----------------------------------------------------------------------------------
Average net assets (in millions)                      $3,340     $3,085    $3,082
----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   9.09%      9.63%     8.72%
Expenses                                                0.97%      0.99%     0.95%
----------------------------------------------------------------------------------
Portfolio turnover rate(5)                             104.8%     141.5%    119.0%


1. For the period from May 26, 1995 (inception of offering) to September 30,
1995.
2. For the period from November 30, 1992 (inception of offering) to September 30, 1993.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


32  Oppenheimer Strategic Income Fund

                   CLASS B                                  CLASS C
----------------   --------------------------------------   -----------------------
                   YEAR ENDED SEPTEMBER 30,                 YEAR ENDED SEPTEMBER 30,
 1993      1992    1996       1995      1994      1993(2)   1996             1995(1)
===================================================================================

 $5.07    $5.01    $4.69      $4.76     $5.22     $4.89     $4.68             $4.68
-----------------------------------------------------------------------------------

   .48      .46      .40        .37       .42       .36       .38               .13
   .17      .14      .15       (.03)     (.36)      .34       .16               .01
 -----    -----    -----      -----     -----     -----     -----             -----
   .65      .60      .55        .34       .06       .70       .54               .14
-----------------------------------------------------------------------------------

  (.50)    (.46)    (.37)      (.37)     (.39)     (.36)     (.37)             (.12)
  (.01)    (.08)      --       (.01)       --      (.01)       --              (.01)
    --       --       --         --      (.12)       --        --                --
    --       --     (.02)      (.03)     (.01)       --      (.02)             (.01)
 -----    -----    -----      -----     -----     -----     -----             -----
  (.51)    (.54)    (.39)      (.41)     (.52)     (.37)     (.39)             (.14)
-----------------------------------------------------------------------------------
 $5.21    $5.07    $4.85      $4.69     $4.76     $5.22     $4.83             $4.68
 =====    =====    =====      =====     =====     =====     =====             =====

===================================================================================
 13.30%   12.56%   12.19%      7.79%     1.07%    13.58%    11.96%             3.09%

===================================================================================

$2,754   $1,736   $2,590     $1,947    $1,586      $695      $175               $67
-----------------------------------------------------------------------------------
$2,107   $1,084   $2,250     $1,711    $1,236      $276      $110               $24
-----------------------------------------------------------------------------------

  9.78%    9.39%    8.30%      8.83%     7.90%     8.13%(4)  8.18%             8.28%(4)
  1.09%    1.16%    1.72%      1.75%     1.71%     1.80%(4)  1.74%             2.02%(4)
-----------------------------------------------------------------------------------
 148.6%   208.2%   104.8%     141.5%    119.0%    148.6%    104.8%            141.5%

4. Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $6,365,987,904 and $5,950,010,495, respectively. For the years ended September 30, 1995 and 1994, purchases and sales of investment securities included mortgage "dollar-rolls."
See accompanying Notes to Financial Statements.

33  Oppenheimer Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

        Oppenheimer Strategic Income Fund (the Fund) is a separate series of Oppenheimer Strategic Income Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt securities and by writing covered call options on them. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        -----------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

        -----------------------------------------------------------------------
        SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1996, the Fund had entered into outstanding when-issued or forward commitments of $787,873,070.

                         In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

        -----------------------------------------------------------------------
        SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At September 30, 1996, securities with an aggregate market value of $2,095,000, representing 0.03% of the Fund's net assets, were in default.

        -----------------------------------------------------------------------
        FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        34  Oppenheimer Strategic Income Fund

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

        -----------------------------------------------------------------------
        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

        -----------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $266,400,000, which expires between 1998 and 2004.

        -----------------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

        -----------------------------------------------------------------------
        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
        (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain
        (loss) was recorded by the Fund.

                         During the year ended September 30, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $17,757,619, a decrease in undistributed net investment income of $9,586,229, and a decrease in accumulated net realized loss on investments of $27,343,848. In addition, to properly reflect foreign currency gain in the components of capital, $2,569,671 of foreign exchange gain determined according to U.S. Federal income tax rules has been reclassified from net realized gain to net investment income.

        -----------------------------------------------------------------------
        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

                         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

        35  Oppenheimer Strategic Income Fund

===============================================================================
2. SHARES OF
   BENEFICIAL INTEREST

        The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                      YEAR ENDED SEPTEMBER 30, 1996           YEAR ENDED SEPTEMBER 30, 1995(1)
                                                      -------------------------------------------------------------------------
                                                      SHARES            AMOUNT                SHARES              AMOUNT
        -----------------------------------------------------------------------------------------------------------------------
        Class A:
        Sold                                          161,911,012       $ 769,839,764          148,016,674       $  683,433,740
        Dividends and distributions reinvested         42,307,227         201,403,712           44,280,828          204,225,816
        Issued in connection with the acquisition
        of Quest for Value Global Income
        Fund--Note 9                                      970,667           4,571,842                   --                   --
        Redeemed                                     (163,843,683)       (778,536,821)        (166,648,327)        (768,535,828)
                                                     ------------       -------------         ------------       --------------
        Net increase                                   41,345,223       $ 197,278,497           25,649,175       $  119,123,728
                                                     ============       =============         ============       ==============

        -----------------------------------------------------------------------------------------------------------------------
        Class B:
        Sold                                          164,417,334       $ 783,491,575          116,898,296       $  540,870,128
        Dividends and distributions reinvested         21,799,243         103,961,398           19,012,767           87,850,572
        Issued in connection with the acquisition
        of Quest for Value Global Income
        Fund--Note 9                                      280,096           1,322,051                   --                   --
        Redeemed                                      (67,336,963)       (320,686,061)         (54,200,534)        (250,324,557)
                                                     ------------       -------------         ------------       --------------
        Net increase                                  119,159,710       $ 568,088,963           81,710,529       $  378,396,143
                                                     ============       =============         ============       ==============

        -----------------------------------------------------------------------------------------------------------------------
        Class C:
        Sold                                           25,473,363       $ 121,173,723            2,871,521       $   13,389,069
        Dividends and distributions reinvested          1,255,765           5,978,489               90,363              421,261
        Issued in connection with the
        acquisition of:
        Oppenheimer Strategic Diversified
        Income Fund--Note 9                                    --                  --           11,908,408           55,016,842
        Quest for Value Global Income
        Fund--Note 9                                       36,170             170,362                   --                   --
        Redeemed                                       (4,978,579)        (23,646,110)            (556,356)          (2,589,234)
                                                    -------------       -------------        -------------       --------------
        Net increase                                   21,786,719       $ 103,676,464           14,313,936       $   66,237,938
                                                    =============       =============        =============       ==============

        1. For the year ended September 30, 1995 for Class A and Class B shares and for the period from May 26, 1995 (inception of offering) to September 30, 1995 for Class C shares.

===============================================================================
3. UNREALIZED GAINS
   AND LOSSES ON
   INVESTMENTS

        At September 30, 1996, net unrealized appreciation on investments and options written of $168,252,316 was composed of gross appreciation of $232,110,148, and gross depreciation of $63,857,832.

===============================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                         For the year ended September 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $17,340,997, of which $5,066,780 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $29,339,240 and $1,164,853, of which $786,928 and
        $34,767 respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1996, OFDI received contingent deferred sales charges of $5,337,650 and $81,871, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

36  Oppenheimer Strategic Income Fund

===============================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                         The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $566,379 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                         The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI paid $134,901 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $18,427,490 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $87,974,774 for Class B.

                         The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI paid $17,782 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $661,269 as compensation for Class C sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $2,429,770 for Class C.

===============================================================================
5. FORWARD CONTRACTS

        A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                         The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                         Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                         Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        37  Oppenheimer Strategic Income Fund

===============================================================================
5. FORWARD CONTRACTS
   (CONTINUED)

        Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

        At September 30, 1996, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                               CONTRACT
                                                               AMOUNT           VALUATION AS OF     UNREALIZED      UNREALIZED
CONTRACTS TO PURCHASE         EXPIRATION DATE                  (000S)           SEPTEMBER 30, 1996  APPRECIATION    DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------

Australian Dollar (AUD)       11/6/96                            103,715 AUD    $  82,014,352       $  783,692          $     --
Danish Krone (DKK)            10/2/96                                838 DKK          143,083               --               184
                                                                                -------------       ----------          --------
                                                                                $  82,157,435          783,692               184
                                                                                =============       ----------          --------

CONTRACTS TO SELL
--------------------------------------------------------------------------------------------------------------------------------
Japanese Yen (JPY)            10/28/96--6/27/97                4,436,197 JPY    $  40,081,197       $  989,347          $     --
New Zealand Dollar (NZD)      11/6/96                            117,570 NZD       81,791,860               --           560,737
Swedish Krona (SEK)           11/1/96                            210,000 SEK       31,686,954          105,216                --
Swiss Franc (CHF)             10/21/96--6/26/97                  115,301 CHF       92,324,449        3,785,819            34,487
                                                                                -------------       ----------          --------
                                                                                $ 245,884,460        4,880,382           595,224
                                                                                =============       ----------          --------

Total Unrealized Appreciation and Depreciation                                                      $5,664,074          $595,408
                                                                                                    ==========          ========

===============================================================================
6. FUTURES CONTRACTS

        The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                         The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                         Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

        At September 30, 1996, the Fund had outstanding futures contracts to sell debt securities as follows:

                                        EXPIRATION              NUMBER OF                VALUATION AS OF             UNREALIZED
                                        DATE                    FUTURES CONTRACTS        SEPTEMBER 30, 1996          DEPRECIATION
        -------------------------------------------------------------------------------------------------------------------------

        U.S. Treasury Nts.              12/96                     140                    $ 14,783,125                $   122,500
        U.S. Treasury Nts.              12/96                   1,287                     138,070,969                  2,252,125
        U.S. Treasury Bonds             12/96                      50                       5,459,375                     64,063
        French Government Bonds         12/96                   1,360                     164,451,603                  2,433,123
                                                                                         ------------                -----------
                                                                                         $322,765,072                $ 4,871,811
                                                                                         ============                ===========

        38  Oppenheimer Strategic Income Fund

===============================================================================
7. OPTION ACTIVITY

        The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                         The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                         Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                         Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                         The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

        Written option activity for the year ended September 30, 1996 was as follows:


                                                          CALL OPTIONS                            PUT OPTIONS
                                                          ---------------------------------------------------------------------
                                                          NUMBER            AMOUNT                NUMBER            AMOUNT
                                                          OF OPTIONS        OF PREMIUMS           OF OPTIONS        OF PREMIUMS
        -----------------------------------------------------------------------------------------------------------------------
        Options outstanding at September 30, 1995                  --       $        --               49,000        $   718,500
        -----------------------------------------------------------------------------------------------------------------------
        Options written                                   693,527,478         7,980,060           14,232,801          3,364,344
        -----------------------------------------------------------------------------------------------------------------------
        Options closed or expired                        (266,843,160)       (4,933,159)             (21,325)        (2,954,907)
        ------------------------------------------------------------------------------------------------------------------------
        Options exercised                                (190,219,108)       (1,256,597)             (30,000)          (405,000)
                                                         ------------       -----------           ----------       ------------
        Options outstanding at September 30, 1996         236,465,210       $ 1,790,304           14,230,476        $   722,937
                                                         ============       ===========           ==========       ============



39  Oppenheimer Strategic Income Fund

===============================================================================
8. ILLIQUID AND
   RESTRICTED SECURITIES

        At September 30, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1996 was $309,523,139, which represents 4.92% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                                                                                 VALUATION
                                                                                                                 PER UNIT AS OF
        SECURITY                                                 ACQUISITION DATE            COST PER UNIT       SEPT. 30, 1996
        -----------------------------------------------------------------------------------------------------------------------
        Arizona Charlie's, Inc., 12% First Mtg.
        Nts., Series A, 11/15/00                                 11/18/93--12/9/93           $  100.00                $   69.00
        -----------------------------------------------------------------------------------------------------------------------
        Becker Gaming, Inc. Wts., Exp. 11/00                     11/18/93--12/9/93                2.10                     0.25
        -----------------------------------------------------------------------------------------------------------------------
        Capitol Queen & Casino, Inc., 12% First
        Mtg. Nts., Series A, 11/15/00                            11/18/93--12/17/93              95.98                    70.00
        -----------------------------------------------------------------------------------------------------------------------
        ECM Fund, L.P.I.:
        Common Stock                                             4/14/92                      1,000.00                 1,005.00
        14% Sub. Nts., 6/10/02                                   4/14/92                        100.00                   110.50
        -----------------------------------------------------------------------------------------------------------------------
        Gillett Holdings, Inc. Common Stock                      1/18/96                         21.25                    35.50
        -----------------------------------------------------------------------------------------------------------------------
        Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99         5/15/95                        110.05                   113.19
        -----------------------------------------------------------------------------------------------------------------------
        Transpower Finance Ltd. Gtd. Unsec. Unsub.
        Bonds, 8%, 2/15/01                                       5/17/96                         66.17                    68.80
        -----------------------------------------------------------------------------------------------------------------------
        Triangle Wire & Cable, Inc. Common Stock                 5/2/94                           9.50                     1.00
        -----------------------------------------------------------------------------------------------------------------------
        Venezuela (Republic of) Debs., Banco
        Venezuela TCI, Zero Coupon, 6.13%, 12/13/98              7/13/93--7/15/93                72.64                    89.00


===============================================================================
9. ACQUISITION OF OPPENHEIMER
   STRATEGIC DIVERSIFIED
   INCOME FUND AND
   QUEST FOR VALUE
   GLOBAL INCOME FUND

        On August 18, 1995, the Fund acquired all of the net assets of Oppenheimer Strategic Diversified Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Strategic Diversified Income Fund shareholders on July 12, 1995. The Fund issued 11,908,408 shares of beneficial interest (Class C), valued at $55,016,842 in exchange for the net assets, resulting in combined Class C net assets of $63,020,965 on August 18, 1995. The net assets acquired included net unrealized appreciation of $1,082,464. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

                         On November 24, 1995, the Fund acquired all of the net assets of Quest for Value Global Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest for Value Global Income Fund shareholders on November 16, 1995. The Fund issued 970,667, 280,096 and 36,170 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $4,571,842, $1,322,051 and $170,362 in exchange for the net assets, resulting in combined Class A net assets of $3,267,253,290, Class B net assets of $2,032,945,347 and Class C net assets of $75,252,729 on November 24, 1995. The net assets acquired included net unrealized appreciation of $338,553. The exchange qualifies as a tax-free reorganization for federal income tax purposes.


40  Oppenheimer Strategic Income Fund

INDEPENDENT AUDITORS' REPORT

===============================================================================
        The Board of Trustees and Shareholders of Oppenheimer Strategic Income
        Fund:

        We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Strategic Income Fund as of September 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1996 and 1995, and the financial highlights for the period October 1, 1991 to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Strategic Income Fund at September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



        DELOITTE & TOUCHE LLP

        Denver, Colorado
        October 21, 1996


41  Oppenheimer Strategic Income Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)

===============================================================================
       In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                         Dividends paid by the Fund during the fiscal year ended September 30, 1996 which are not designated as capital gain distributions should be multiplied by 1.05% to arrive at the net amount eligible for the corporate dividend-received deduction.

                         The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.



42  Oppenheimer Strategic Income Fund

OPPENHEIMER STRATEGIC INCOME FUND
A Series of Oppenheimer Strategic Income Fund

===============================================================================
OFFICERS AND TRUSTEES

        James C. Swain, Chairman and Chief Executive Officer
        Bridget A. Macaskill, President
        Robert G. Avis, Trustee
        William A. Baker, Trustee
        Charles Conrad, Jr., Trustee
        Sam Freedman, Trustee
        Raymond J. Kalinowski, Trustee
        C. Howard Kast, Trustee
        Robert M. Kirchner, Trustee
        Ned M. Steel, Trustee
        George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
        David P. Negri, Vice President
        Arthur P. Steinmetz, Vice President
        Robert J. Bishop, Assistant Treasurer
        Scott T. Farrar, Assistant Treasurer
        Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISER

        OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR

        OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

        OppenheimerFunds Services

===============================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

        The Bank of New York

===============================================================================
INDEPENDENT AUDITORS

        Deloitte & Touche LLP

===============================================================================
LEGAL COUNSEL

        Myer, Swanson, Adams & Wolf, P.C.

        This is a copy of a report to shareholders of Oppenheimer Strategic Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Strategic Income Fund. For material information concerning the Fund, see the Prospectus.

        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



43  Oppenheimer Strategic Income Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0230.001.0996       November 30, 1996

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OppenheimerFunds Services

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As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready
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        And when you need help, our Customer Service Representatives are only a
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        When you want to make a transaction, you can do it easily by calling
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        You can count on us whenever you need assistance. That's why the
International Customer Service Association, an independent, nonprofit
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        So call us today--we're here to help.

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